UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-05083

VANECK VIP TRUST

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation

666 THIRD AVENUE, NEW YORK, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end:     DECEMBER 31

Date of reporting period:   DECEMBER 31, 2020

Item 1.	REPORT TO SHAREHOLDERS.

ANNUAL REPORT December 31, 2020

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2020.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as VanEck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

December 31, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) in 2020 was almost unprecedented and had investment consequences that endure into the new year of 2021. Financial markets benefited from the Fed stimulus and the case for gold investing solidified further.

As 2020 ends, the global economy continues to grow surprisingly well, supporting the markets, despite the social distancing that we all continue to feel in our personal lives. Important commodities like copper regained and passed pre-COVID-19 highs. In addition, in China, not only are higher real policy interest rates a sign of economic strength, but the country’s industrial recovery also points to all-time highs in activity, even though consumer activity lags a little.

We do, however, see two risks to markets in 2021: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. As to the first risk, several assets like gold, commodities and bitcoin may not be fully reflecting inflationary risks which could be a consequence of the huge stimulus of 2020.

An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to return quickly to work at pre-COVID-19 levels. Despite signature into law on December 27, 2020 of the Consolidated Appropriations Act, 2021, concern may remain high enough for policy makers to take additional steps (any of which, however, are, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended December 31, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 15, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

MANAGEMENT’S DISCUSSION

December 31, 2020 (unaudited)

The Initial Class shares of the VanEck VIP Emerging Markets Fund (the Fund) returned 17.25% for the 12 months ended December 31, 2020, slightly underperforming the MSCI Emerging Markets Investment Market Index (MSCI EM IMI),1 which returned 18.39%.

Fund Review

Energy (UW2), communication services (OW3) and utilities (UW) contributed to relative performance on a sector level, while financials (OW), healthcare (OW) and information technology (UW) detracted. On a country level, stocks from China, Russia and Germany helped the Fund’s performance on a relative basis, whereas Brazil, India and the UAE detracted.

On an absolute basis, the Fund’s top three contributing individual positions during 2020 were:

1)	Tencent Holdings (6.2% of Fund net assets*), a longtime holding of the Fund, is a leading Internet company in China with the largest online community, focusing on social networking, chat and online gaming. In China, Internet is a structural growth theme with extensive untapped potential and it continues to increase in demand from current users. Based on its strong customer base, we believe Tencent is well positioned to monetize its enormous base of users through value-add advertising and cloud and payment management services. During the year, the company benefitted from increased usage of its gaming assets and saw some potential stabilization of its market share in digital advertising, together with an easier environment around the games approval process.

2)	Samsung SDI (3.1% of Fund net assets*) is a leading South Korean lithium-ion battery cell producer for IT batteries globally. Its main customers are Samsung Electronics and Apple. SDI is also proactively engaged in developing and manufacturing batteries for new business segments, such as electric vehicles (EVs) and energy storage systems. Electric vehicles are SDI’s primary long-term structural growth driver with the global battery market expected to grow 10x to approximately 970 GWh[4] by 2025, equating to EV battery revenue of $90 billion, while global EV penetration will rise to 18% by 2030 and 80% by 2050, from approximately 1-2% now. In 2020, the stock’s outperformance was primarily driven by its large exposure to the European EV market, which has experienced a significant increase as a result of green stimulus and a relatively higher battery revenue exposure.
3

VANECK VIP EMERGING MARKETS FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

3)	WuXi Biologics (2.2% of Fund net assets*) is a global leader in biologics R&D outsourcing services, offering integrated end-to-end solutions to biopharmaceutical companies. The company’s “follow the molecule” strategy and one-stop-shop offering have allowed the company to establish a dominant position in China’s rapidly growing biologics outsourcing market, with 75% market share. Throughout 2020, WuXi’s strong performance was driven by a greater than expected addition of new projects. The disruption caused by COVID-19 has highlighted the value proposition of dual sourcing for drug development. Management hinted that COVID-19 antibody and vaccine revenue in 2021 could be as much as total revenue generated in 2020.

The Fund’s three weakest performing companies during 2020 were:

1)	NMC Health (sold by end of period) is a Middle Eastern (UAE) hospital and clinic operator and an unfortunate example of poor corporate governance. It appears that substantial unauthorized loans were taken out, which were not disclosed to the board of directors, the auditors or investors. Despite multiple meetings that we and other global investors had with the company, the existence of these “off book” loans was never mentioned, despite direct questioning. This was very disappointing.

2)	IRB Brasil Resseguros (sold by end of period) is the largest reinsurance company in Brazil, with 40% market share. The company was the subject of a short selling report, which questioned its aggressive accounting. In addition, management and shareholder change combined with a higher degree of uncertainty in its business prospects, caused the shares to lose significant value in the first half of 2020.

3)	Itau Unibanco Holding (sold by end of period) is a prominent Brazilian bank. The bank was negatively impacted by the economic slowdown, which continued to have a pronounced impact in asset quality and revenue generation throughout 2020. As a result, the bank’s earnings declined, given the slowdown in demand for credit and the big increase in provision charges. Although Itau was better positioned in terms of capital, reserve coverage and pre-provision profit, the impact on earnings for 2020 was substantial as a result of the asset quality deterioration. In addition, banks were impacted by the possible implementation of caps on interest rates on credit cards and overdrafts that were voted in in August 2020. All of the above affected the bank’s shares performance during the period.
4

Market Review

During the period under review, overall optimism about the prospects for the asset class gave way to the global pandemic, vaccine availability, the U.S. election and somewhat negative investor sentiment towards emerging markets (EM).

As the beginning of 2020 unfolded, so did the global reach of COVID-19 and its impact on emerging markets’ economies. As is often the case in times of heightened risk, significant market turbulence disproportionately affected small- and mid-cap stocks in emerging markets throughout 2020. (As markets normalize, we believe it is reasonable to expect relative outperformance from these smaller stocks.)

In the second quarter, with emerging markets entering the stabilization phase and continued government support (in the form of monetary and fiscal policy), together with easing of COVID-19 restrictions, those small-and mid-cap stocks were able to recover, as we anticipated.

As the third quarter approached, so did the ongoing rebound of emerging markets’ economies. Emerging markets were in the process of economic healing, despite the uneven impact of the pandemic. Easing of virus restrictions, coupled with supportive government policies, boosted growth across emerging markets.

With 2020 drawing to an end (the fourth quarter of 2020), our base case for EM was the following: we saw favorable economics, questionable politics and an exciting digital disruption theme that swept across emerging markets countries around the world. As the final quarter unfolded, some parts of EM demonstrated significant relative strength in coping with the effects of COVID-19. This was coupled with an increase in transformative growth trends across a broad range of sectors and industries. New virus cases trended more favorably in emerging markets vs. developed markets (DM). EM fatality rates were also lower relative to DM.

Global growth normalized at different speeds, with EM central banks remaining very accommodative. Core inflation was a little higher, but not really moving the monetary needle. Growth reflation without inflation (reverse stagflation) augured well for equity returns, but was reflected more in earnings rather than multiples. Economic recovery was led by China and other work from home (WFH) beneficiaries. EM real exports turned positive in September 2020; industrial production growth was upward trending in the majority of developing countries; and retail sales

5

VANECK VIP EMERGING MARKETS FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

and commodities were also on the rise. Vaccine allowing, we expect global trade to be on track for a V-shape recovery.

Outlook

Clearly, we are in extraordinary times. We expect a more optimistic one-year outlook, driven by further optimization in virus control when vaccines are available and distribution schedules are in place, the U.S. election being finally being behind us and global investors feeling more confident in the outlook for emerging markets. A key driver of our outlook for 2021 and beyond is an expectation of global growth recovery, boosted by COVID-19 vaccine availability and logistics in place (e.g., EM regulatory approval, mass production and distribution schedule)-that should help catalyze a faster normalization in emerging markets economies around the world.

The consequences of the global pandemic juxtaposed with truly unprecedented monetary and fiscal stimuli will be with us for many years to come. Emerging markets have traditionally underperformed in a risky environment, but in general, we believe the behavior of the asset class has not been as bad as many might have predicted. A large part of the negative outcome in the first stages of the pandemic was generated by the abnormal strength of the U.S. dollar, driven by a global “shortage” of dollars. Aggressive central bank action has “normalized” the situation and we continue to have a reasonable hope for U.S. dollar stability (or, dare we say, weakness) in the coming quarters. While it may not matter in the shorter term, we think emerging markets currencies are cheap, particularly versus the U.S. dollar.

Investing in emerging markets is for the long haul. While we can’t say exactly how all businesses will recover, we can say, with conviction, that the Fund is well positioned for the future of emerging markets.

For more information or to access investment and market insights from the investment team, visit our web site at https://www.vaneck.com/blogs/emerging-markets-equity/ to view and subscribe to receive timely updates related to the VanEck Emerging Markets Fund.

We appreciate your participation in the VanEck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

6

David Semple Portfolio Manager	Angus Shillington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

*	All Fund assets referenced are Total Net Assets as of December 31, 2020.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI Emerging Markets Investable Markets Index captures large, mid and small cap representation across emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.
[2]	UW – Underweight vs. MSCI EM IMI.
[3]	OW – Overweight vs. MSCI EM IMI.
[4]	GWh, or gigawatt hour, is a unit of energy representing one billion (1,000,000,000) watt hours and is equivalent to one million kilowatt hours.
7

VANECK VIP EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2020 (unaudited)

Average Annual
Total Return	Fund
12/31/20	Initial Class	MSCI EM IMI
One Year	17.25%	18.39%
Five Year	12.11%	12.22%
Ten Year	5.06%	3.47%

Average Annual
Total Return	Fund
12/31/20	Class S	MSCI EM IMI
One Year	16.90%	18.39%
Life*	12.66%	11.93%
*	Inception date for Class S was 5/2/16.

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with the Fund’s benchmark, and may include a broad-based market index

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

8

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) captures large, mid and small cap representation across 26 emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.

9

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2020 - December 31, 2020
Initial Class
Actual	$1,000.00	$1,259.90	1.25%	$7.10
Hypothetical**	$1,000.00	$1,018.85	1.25%	$6.34
Class S
Actual	$1,000.00	$1,258.20	1.55%	$8.80
Hypothetical**	$1,000.00	$1,017.34	1.55%	$7.86

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2020), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
11

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

Number of Shares		Value

COMMON STOCKS: 96.7%
Argentina: 1.1%
1,130	MercadoLibre, Inc. (USD) *	$1,892,999
Brazil: 4.4%
310,400	Fleury SA #	1,619,764
540,700	JSL SA #	1,129,591
89,800	Locaweb Servicos de Internet SA Reg S 144A * #	1,396,994
386,000	Movida Participacoes SA #	1,535,183
14,900	Rede D’Or Sao Luiz SA	195,924
326,400	Rumo SA * #	1,207,142
52,012	Vasta Platform Ltd. (USD) * †	754,174
		7,838,772
British Virgin Islands: 0.2%
958,802	Juhayna Food Industries	359,627
China / Hong Kong: 36.1%
43,460	Alibaba Group Holding Ltd. (ADR) *	10,114,446
550,000	Alibaba Health Information Technology Ltd. * #	1,628,009
759,250	A-Living Services Co. Ltd. Reg S 144A † #	3,369,965
18,870	Baozun, Inc. (ADR) * †	648,184
3,588,969	China Animal Healthcare Ltd. * # ∞	0
373,000	China Conch Venture Holdings Ltd. #	1,815,041
1,711,000	China Education Group Holdings Ltd. Reg S #	3,300,285
Number of Shares		Value

China / Hong Kong: (continued)
1,769,000	Fu Shou Yuan International Group Ltd. #	$1,662,798
29,700	GDS Holdings Ltd. (ADR) *	2,781,108
79,985	Hundsun Technologies, Inc. #	1,284,369
79,100	HUYA, Inc. (ADR) * †	1,576,463
106,000	Meituan Dianping Reg S * #	3,990,206
9,700	NetEase, Inc. (ADR)	928,969
11,910	New Oriental Education & Technology Group, Inc. (ADR) *	2,212,997
51,000	OneConnect Financial Technology Co. Ltd. (ADR) * †	1,005,210
606,000	Ping An Bank Co. Ltd. #	1,793,230
158,000	Ping An Healthcare and Technology Co. Ltd. Reg S 144A * † #	1,918,944
276,000	Ping An Insurance Group Co. of China Ltd. #	3,358,813
261,988	Qingdao TGOOD Electric Co. Ltd. #	1,177,569
24,000	Shenzhou International Group Holdings Ltd. #	470,358
152,200	Tencent Holdings Ltd. #	10,951,364
76,000	Tencent Music Entertainment Group (ADR) *	1,462,240
926,000	Topsports International Holdings Ltd. Reg S 144A #	1,386,746

See Notes to Financial Statements

12

Number of Shares		Value

China / Hong Kong: (continued)
290,500	Wuxi Biologics Cayman, Inc. Reg S 144A * #	$3,852,417
25,730	Yum China Holdings, Inc. (USD)	1,468,926
		64,158,657
Egypt: 1.7%
2,736,135	Cleopatra Hospital *	807,099
437,187	Commercial International Bank Egypt SAE #	1,651,526
295,380	Fawry for Banking & Payment Technology Services SAE *	631,884
		3,090,509
Georgia: 1.0%
84,700	Bank of Georgia Group Plc (GBP) * #	1,418,676
60,700	Georgia Capital Plc (GBP) * #	445,954
		1,864,630
Germany: 2.4%
26,800	Delivery Hero SE Reg S 144A * #	4,191,222
Hungary: 0.8%
32,500	OTP Bank Nyrt * #	1,464,599
India: 11.0%
296,678	Bandhan Bank Ltd. Reg S 144A #	1,636,259
457,400	Cholamandalam Investment and Finance Co. Ltd. #	2,425,434
268,200	HDFC Bank Ltd. #	5,290,504
51,400	HDFC Bank Ltd. (ADR)	3,714,164
1,420,073	Lemon Tree Hotels Ltd. Reg S 144A * #	787,305
116,000	Oberoi Realty Ltd. #	920,746
120,800	Phoenix Mills Ltd. #	1,284,138
Number of Shares		Value

India: (continued)
7,133	Reliance Industries Ltd. #	$109,339
127,000	Reliance Industries Ltd. #	3,449,440
		19,617,329
Indonesia: 0.4%
2,230,000	Bank Rakyat Indonesia Tbk PT #	662,986
Japan: 1.5%
9,650,000	Bank BTPN Syariah Tbk PT #	2,577,549
Kazakhstan: 0.6%
15,300	Kaspi.kz JSC Reg S (GDR)	1,026,630
Kenya: 0.8%
4,477,000	Safaricom Plc #	1,399,999
Kuwait: 0.7%
93,455	Human Soft Holding Co. KSC *	1,167,112
Mexico: 2.7%
541,183	Qualitas Controladora SAB de CV	2,906,960
418,800	Regional SAB de CV	1,937,051
		4,844,011
Philippines: 3.1%
2,295,000	Ayala Land, Inc. #	1,955,577
8,780,000	Bloomberry Resorts Corp. #	1,482,833
827,200	International Container Terminal Services, Inc. #	2,127,554
		5,565,964
Russia: 3.0%
525,200	Detsky Mir PJSC Reg S 144A #	965,006
159,480	Sberbank of Russia PJSC (ADR) #	2,305,796
28,837	Yandex NV (USD) *	2,006,478
		5,277,280

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

South Africa: 5.6%
606,000	Advtech Ltd. *	$391,766
11,105	Naspers Ltd. #	2,274,022
46,305	Prosus NV * #	4,999,953
1,388,924	Transaction Capital Ltd. * #	2,364,640
		10,030,381
South Korea: 6.4%
14,960	Douzone Bizon Co. Ltd. #	1,433,322
1,985	LG Chem Ltd. #	1,509,426
6,670	Naver Corp. #	1,798,026
1,400	NCSoft Corp. #	1,201,972
9,385	Samsung SDI Co. Ltd. #	5,439,053
		11,381,799
Spain: 0.5%
34,903	CIE Automotive SA † #	940,357
Taiwan: 7.5%
310,000	Chroma ATE, Inc. #	1,858,308
129,010	Poya International Co. Ltd. #	2,647,287
11,100	Sea Ltd. (ADR) * †	2,209,455
265,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	5,013,127
61,000	Wiwynn Corp. #	1,531,723
		13,259,900
Tanzania: 1.1%
897,900	Helios Towers Plc (GBP) * #	1,874,697
Thailand: 0.7%
255,826	Srisawad Corp. PCL (NVDR) #	560,330
1,074,000	Thai Beverage PCL (SGD) #	597,887
		1,158,217
Number of Shares		Value

Turkey: 2.7%
232,296	AvivaSA Emeklilik ve Hayat AS #	$573,164
684,140	MLP Saglik Hizmetleri AS Reg S 144A * #	1,821,726
664,968	Sok Marketler Ticaret AS * #	1,128,156
277,000	Tofas Turk Otomobil Fabrikasi AS #	1,264,647
		4,787,693
United Kingdom: 0.0%
1,235,312	Hirco Plc * # ∞	2
United States: 0.7%
91,300	Laureate Education, Inc. *	1,329,328
Total Common Stocks (Cost: $112,918,283)		171,762,249

PREFERRED STOCKS: 2.3%
South Korea: 2.3% (Cost: $3,620,225)
58,500	Samsung Electronics Co. Ltd., 1.93% #	3,968,461

MONEY MARKET FUND: 1.1% (Cost: $1,952,131)
1,952,131	Invesco Treasury Portfolio – Institutional Class	1,952,131
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $118,490,639)		177,682,841

See Notes to Financial Statements

14

Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.8% (Cost: $1,403,217)
Money Market Fund: 0.8%
1,403,217	State Street Navigator Securities Lending Government Money Market Portfolio	$1,403,217
Value

Total Investments: 100.9% (Cost: $119,893,856)	$179,086,058
Liabilities in excess of other assets: (0.9)%	(1,516,833)
NET ASSETS: 100.0%	$177,569,225

Definitions:
ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $11,134,543.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $132,201,516 which represents 74.5% of net assets.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $21,326,584, or 12.0% of net assets.

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	14.3%	$25,409,663
Consumer Discretionary	28.3	50,342,957
Consumer Staples	1.2	2,085,670
Energy	2.0	3,558,779
Financials	21.5	38,114,267
Health Care	6.7	11,843,883
Industrials	7.0	12,362,045
Information Technology	14.8	26,343,559
Materials	0.8	1,509,426
Real Estate	2.3	4,160,461
Money Market Fund	1.1	1,952,131
	100.0%	$177,682,841

See Notes to Financial Statements

16

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$1,892,999	$—	$—	$1,892,999
Brazil	950,098	6,888,674	—	7,838,772
British Virgin Islands	359,627	—	—	359,627
China / Hong Kong	22,198,543	41,960,114	0	64,158,657
Egypt	1,438,983	1,651,526	—	3,090,509
Georgia	—	1,864,630	—	1,864,630
Germany	—	4,191,222	—	4,191,222
Hungary	—	1,464,599	—	1,464,599
India	3,714,164	15,903,165	—	19,617,329
Indonesia	—	662,986	—	662,986
Japan	—	2,577,549	—	2,577,549
Kazakhstan	1,026,630	—	—	1,026,630
Kenya	—	1,399,999	—	1,399,999
Kuwait	1,167,112	—	—	1,167,112
Mexico	4,844,011	—	—	4,844,011
Philippines	—	5,565,964	—	5,565,964
Russia	2,006,478	3,270,802	—	5,277,280
South Africa	391,766	9,638,615	—	10,030,381
South Korea	—	11,381,799	—	11,381,799
Spain	—	940,357	—	940,357
Taiwan	2,209,455	11,050,445	—	13,259,900
Tanzania	—	1,874,697	—	1,874,697
Thailand	—	1,158,217	—	1,158,217
Turkey	—	4,787,693	—	4,787,693
United Kingdom	—	—	2	2
United States	1,329,328	—	—	1,329,328
Preferred Stocks*	—	3,968,461	—	3,968,461
Money Market Funds	3,355,348	—	—	3,355,348
Total	$46,884,542	$132,201,514	$2	$179,086,058

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments, at value (Cost $118,490,639) (1)	$177,682,841
Short-term investment held as collateral for securities loaned (2)	1,403,217
Cash denominated in foreign currency, at value (Cost $24,679)	24,430
Receivables:
Investment securities sold	2,245,594
Shares of beneficial interest sold	1,147,956
Dividends and interest	62,280
Prepaid expenses	6,189
Other assets	34,526
Total assets	182,607,033
Liabilities:
Payables:
Investment securities purchased	2,915,482
Collateral for securities loaned	1,403,217
Shares of beneficial interest redeemed	118,716
Due to Adviser	146,149
Due to custodian	61,226
Due to Distributor	163
Deferred Trustee fees	121,745
Accrued expenses	271,110
Total liabilities	5,037,808
NET ASSETS	$177,569,225
Initial Class Shares:
Net Assets	$176,779,492
Shares of beneficial interest outstanding	10,466,176
Net asset value, redemption and offering price per share	$16.89
Class S Shares:
Net Assets	$789,733
Shares of beneficial interest outstanding	47,499
Net asset value, redemption and offering price per share	$16.63
Net Assets consist of:
Aggregate paid in capital	$113,235,696
Total distributable earnings (loss)	64,333,529
$177,569,225
(1) Value of securities on loan	$11,134,543
(2) Cost of short-term investment held as collateral for securities loaned	$1,403,217

See Notes to Financial Statements

18

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends (net of foreign taxes withheld of $211,265)	$1,494,991
Securities lending income	48,290
Total income	1,543,281
Expenses:
Management fees	1,519,378
Distribution fees – Class S Shares	1,400
Transfer agent fees – Initial Class Shares	28,844
Transfer agent fees – Class S Shares	12,515
Custodian fees	67,186
Professional fees	116,456
Reports to shareholders	39,383
Insurance	15,467
Trustees’ fees and expenses	17,682
Interest	4,641
Other	56,153
Total expenses	1,879,105
Waiver of management fees	(12,006)
Net expenses	1,867,099
Net investment loss	(323,818)
Net realized gain (loss) on:
Investments	5,938,332
Foreign currency transactions and foreign denominated assets and liabilities	(48,942)
Net realized gain	5,889,390
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $183,362)	18,378,476
Foreign currency transactions and foreign denominated assets and liabilities	(2,194)
Net change in unrealized appreciation (depreciation)	18,376,282
Net Increase in Net Assets Resulting from Operations	$23,941,854

See Notes to Financial Statements

19

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$(323,818)	$3,283,862
Net realized gain	5,889,390	4,498,538
Net change in unrealized appreciation (depreciation)	18,376,282	32,017,231
Net increase in net assets resulting from operations	23,941,854	39,799,631
Distributions to shareholders:
Initial Class Shares	(7,773,763)	(4,169,713)
Class S Shares	(33,666)	(4,581)
Total distributions	(7,807,429)	(4,174,294)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	34,870,041	28,998,936
Class S Shares	457,149	146,782
	35,327,190	29,145,718
Reinvestment of dividends and distributions
Initial Class Shares	7,773,763	4,169,713
Class S Shares	33,666	4,581
	7,807,429	4,174,294
Cost of shares redeemed
Initial Class Shares	(48,373,904)	(36,709,497)
Class S Shares	(77,692)	(74,436)
	(48,451,596)	(36,783,933)
Net decrease in net assets resulting from share transactions	(5,316,977)	(3,463,921)
Total increase in net assets	10,817,448	32,161,416
Net Assets:
Beginning of year	166,751,777	134,590,361
End of year	$177,569,225	$166,751,777
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	2,432,248	2,113,170
Shares reinvested	523,839	325,504
Shares redeemed	(3,484,023)	(2,716,189)
Net decrease	(527,936)	(277,515)
Class S Shares:
Shares sold	33,096	10,531
Shares reinvested	2,301	361
Shares redeemed	(6,109)	(5,432)
Net increase	29,288	5,460

See Notes to Financial Statements

20

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$15.14		$11.93	$15.63	$10.40	$10.50
Income from investment operations:
Net investment income (loss)	(0.03	)(b)	0.29 (b)	0.07 (b)	0.04 (b)	0.08
Net realized and unrealized gain (loss) on investments	2.53		3.29	(3.73)	5.24	(0.08)
Total from investment operations	2.50		3.58	(3.66)	5.28	(0.00	)(c)
Less distributions from:
Net investment income	(0.30)		(0.06)	(0.04)	(0.05)	(0.05)
Net realized capital gains	(0.45)		(0.31)	—	—	(0.05)
Total distributions	(0.75)		(0.37)	(0.04)	(0.05)	(0.10)
Net asset value, end of year	$16.89		$15.14	$11.93	$15.63	$10.40
Total return (a)	17.25%		30.60%	(23.49)%	51.03%	0.10%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$176,779		$166,479	$134,440	$187,872	$121,723
Ratio of gross expenses to average net assets	1.23%		1.26%	1.21%	1.19%	1.18%
Ratio of net expenses to average net assets	1.23%		1.26%	1.21%	1.19%	1.18%
Ratio of net expenses to average net assets excluding interest expense	1.22%		1.26%	1.21%	1.19%	1.19	%(d)
Ratio of net investment income (loss) to average net assets	(0.21)%		2.15%	0.48%	0.27%	0.70%
Portfolio turnover rate	29%		24%	34%	42%	62%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Excludes reimbursement from prior year custodial charge of 0.02%

See Notes to Financial Statements

21

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S Shares
	Year Ended December 31,							May 2, 2016 (f) through December 31,
	2020		2019	2018		2017		2016
Net asset value, beginning of period	$14.95		$11.80	$15.48		$10.36		$10.35
Income from investment operations:
Net investment income (loss)	(0.09	)(b)	0.28 (b)	(0.04	)(b)	(0.04	)(b)	0.01
Net realized and unrealized gain (loss) on investments	2.51		3.22	(3.64)		5.21		—	(e)
Total from investment operations	2.42		3.50	(3.68)		5.17		0.01
Less distributions from:
Net investment income	(0.29)		(0.04)	—		(0.05)		—
Net realized capital gains	(0.45)		(0.31)	—		—		—
Total distributions	(0.74)		(0.35)	—		(0.05)		—
Net asset value, end of period	$16.63		$14.95	$11.80		$15.48		$10.36
Total return (a)	16.90%		30.23%	(23.77)%		50.16%		0.10	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$790		$272	$150		$38		$10
Ratio of gross expenses to average net assets	3.69%		7.50%	19.19%		51.45%		30.43	%(d)
Ratio of net expenses to average net assets	1.55%		1.55%	1.59%		1.75%		1.75	%(d)
Ratio of net expenses to average net assets excluding interest expense	1.55%		1.55%	1.59%		1.75%		1.75	%(d)
Ratio of net investment income (loss) to average net assets	(0.60)%		2.05%	(0.27)%		(0.33)%		0.12	%(d)
Portfolio turnover rate	29%		24%	34%		42%		62	%(c)(g)
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share
(f)	Commencement of operations
(g)	Portfolio turnover is calculated at the fund level and represents a one year period.

See Notes to Financial Statements

22

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are substantially the same, except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations,

23

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

24

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
25

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2020 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

26

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2021, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.30% and 1.55% of average daily net assets for Initial Class Shares and Class S Shares, respectively. For the year ended December 31, 2020, the Adviser waived management fees in the amount of $12,006 for Class S shares.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2020, the aggregate shareholder accounts of two insurance companies owned approximately 63% and 22% of the Initial Class Shares and two insurance companies owned approximately 82% and 14% of the Class S Shares.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $42,833,165 and $53,685,873, respectively.

Note 6—Income Taxes—As of December 31, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$120,069,360	$68,470,725	$(9,454,027)	$59,016,698

27

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2020, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
$1,632,056	$3,992,251	$(121,744)	$58,830,966	$64,333,529

The tax character of dividends paid to shareholders was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$3,120,149	$700,565
Long-Term Capital Gains	4,687,280	3,473,729
Total Dividends Paid	$7,807,429	$4,174,294

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2020, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund

28

may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day.

29

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2020 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2020:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$11,134,543	$1,403,217	10,281,661	$11,684,878

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2020:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$1,403,217

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the

30

unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2020, the average daily loan balance during the 16 day period for which a loan was outstanding amounted to $457,212 and the average interest rate was 1.43%. At December 31, 2020, the Fund had no outstanding borrowings under the Facility.

Note 11—Recent Accounting Pronouncements—The Fund adopted all provisions of Accounting Standards Update No. 2018-13, Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material impact on the financial statements and related disclosures.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

31

VANECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck VIP Emerging Markets Fund and the Board of Trustees of VanEck VIP Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Emerging Markets Fund (the “Fund”) (one of the series constituting VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Emerging Markets Fund (one of the series constituting VanEck VIP Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

32

in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 12, 2021

33

VANECK VIP EMERGING MARKETS FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020. Please consult your tax advisor for proper treatment of this information.

Record Date: Payable Date:	08/25/2020 08/26/2020
Ordinary Income Paid Per Share–Initial Class	$0.3026
Ordinary Income Paid Per Share–Class S	$0.2898
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%*
Foreign Source Income	99.24%*
Foreign Taxes Paid Per Share–Initial Class and Class S	$0.0254
Long-Term Capital Gains Per Share-Initial Class and Class S	$0.4545

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

34

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited)

Trustee Information

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2021, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957 (A)(G)(I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

				Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	67	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
35

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995)	Senior Vice President, B2B, Future Plc (global media company).Formerly, President, CEO and co-founder, SmartBrief, Inc.	67	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:

Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	67	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee.
36

Officer Information

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
37

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (concluded)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
38

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPEMAR

ANNUAL REPORT December 31, 2020

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2020.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call us at 1-800-826-2333.
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as VanEck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

December 31, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) in 2020 was almost unprecedented and had investment consequences that endure into the new year of 2021. Financial markets benefited from the Fed stimulus and the case for gold investing solidified further.

As 2020 ends, the global economy continues to grow surprisingly well, supporting the markets, despite the social distancing that we all continue to feel in our personal lives. Important commodities like copper regained and passed pre-COVID-19 highs. In addition, in China, not only are higher real policy interest rates a sign of economic strength, but the country’s industrial recovery also points to all-time highs in activity, even though consumer activity lags a little.

We do, however, see two risks to markets in 2021: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. As to the first risk, several assets like gold, commodities and bitcoin may not be fully reflecting inflationary risks which could be a consequence of the huge stimulus of 2020.

An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to return quickly to work at pre-COVID-19 levels. Despite signature into law on December 27, 2020 of the Consolidated Appropriations Act, 2021, concern may remain high enough for policy makers to take additional steps (any of which, however, are, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended December 31, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 15, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

MANAGEMENT’S DISCUSSION

December 31, 2020 (unaudited)

The Class S shares of the VanEck VIP Global Gold Fund (the “Fund”) gained 38.62% during the 12 months ended December 31, 2020, outperforming the NYSE Arca Gold Miners Index1 (GDMNTR) which posted returns of 23.69% during the same period.

The mid-tiers and small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR) gained 30.89%.

Market Review

Gold gained 25.1% or $381 an ounce in 2020, its largest percentage gain in ten years. Myriad of mostly pandemic-related drivers moved gold, beginning in January with the virus’ outbreak in China. Gold advanced to seven-year highs in February as the COVID-19 virus spread to South Korea. However, in the last week of February, news of infections in Italy, Iran and the U.S. caused markets to crash and gold fell to its low of the year of $1,451 an ounce on March 16. Gold stocks also tumbled as investors sought to raise cash for margin calls, redemptions and risk-off positioning. Once the panic abated, gold and gold stocks snapped back, returning to their pre-crash levels in early April. Gold reached new long-term highs in April, May and June. On July 27, it surpassed the $1,921 all-time high set in 2011 and went on to its ultimate high of $2,075 on August 7.

Since August, gold has taken a breather, consolidating in the $1,800 to $2000 range. News of positive COVID-19 vaccine test results in early-November brought hopes for a return to normalcy. This caused a fall in gold to test long-term technical support at $1,800. Support held and gold trended higher in December as the U.S. dollar index (DXY3) made new lows. Gold ended the year at $1,898 an ounce.

The gold miners proved adept at handling COVID-19 protocols, while production and costs were not significantly impacted for most companies. Producers remained focused on controlling costs, free cash flow, disciplined capital allocation and returns to shareholders. Dividends increased throughout the year and many companies now have yields that exceed 2%. Gold miners’ performance outpaced gold for most of the year, however, with the fourth quarter consolidation in the gold price, stock prices pulled back and the GDMNTR gains roughly matched gold for the year at 23.69%. Mid-tier and junior stocks outperformed, shown by the 30.89% advance for MVGDXJ.

3

VANECK VIP GLOBAL GOLD FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

Fund Review

The Fund outperformed the benchmark by 14.93%. This was largely due to stock selection among the small-cap companies. The Fund held significant positions in several companies that are not members of the benchmark and had great performance during the year. These included: Pure Gold Mining Inc. (2.1% of Fund net assets†); Bellevue Gold Limited (3.0% of Fund net assets†); Liberty Gold Corp. (3.3% of Fund net assets†); and West African Resources Ltd. (3.3% of Fund net assets†). The Fund also avoided some poor performers, including Newcrest Mining Limited (sold during the year) and Compañía de Minas Buenaventura S.A.A. (sold during the year).

Among the Fund’s top holdings, Kinross Gold Corporation (5.8% of Fund net assets†) outperformed, gaining 56.07% during the year (in USD terms). Kinross is a high quality company with strong gold price leverage. In 2020, the company finalized the terms of an agreement with the government of Mauritania, which materially reduces the risks of one of its core operations, the Tasiast mine; declared a dividend; and provided guidance for increasing production and lower costs over the next several years.

Junior producer West African Resources Ltd. (3.3% of Fund net assets†) also outperformed (+166.20% in USD terms). The company completed construction of its Sanbrado mine in Burkina Faso ahead of schedule and below budget, reaching commercial gold production in the second quarter of 2020. The ramp up is progressing well to reach full production in 2021. In addition, the company has been repaying debt; acquired the Toega deposit, which is expected to increase Sanbrado’s mine life; and is focused on an exploration program that has the potential to further increase its resources.

Kirkland Lake Gold Ltd. (6.9% of Fund net assets†) underperformed (-5.01% in USD terms). After consistent and phenomenal outperformance during the last several years, the market seems to have decided to take some profits off Kirkland shares. Declining production at Fosterville due to lower grades (relative to the super high grades of previous years) was the main cause of disappointment, along with uncertainty around the Detour acquisition. We believe the company is demonstrating successful integration and optimization of Detour and further delineation of resources at Fosterville and Macassa should lead to improved share price performance. Positively, the company has now repurchased 16.2 million shares through its share buy-back program and has tripled its dividend.

4

Senior producer Agnico-Eagle Mines Limited (4.6% of Fund net assets†) also underperformed relative to its peers (+16.19% in USD terms). The company had temporarily to reduce and/or shut down operations in Canada and Mexico as a result of COVID-19-related measures, which forced the company to withdraw its 2020 operating guidance. However, in July, the company reissued its 2020 guidance, targeting higher production than originally, which demonstrates the company’s success in dealing with the effects of the pandemic. It also increased its dividend by 75% in the third quarter of 2020. The company is in good financial health, with a strong management and high quality assets, so we expect better performance and see opportunities for share price re-rating in the future.

Outlook

We expect the same drivers that propelled gold in 2020 to continue in 2021. Later in the year, the world will become a very different place once the U.S. and other nations achieve herd immunity. Here we try to identify the remaining risks that might drive gold once the virus has been tamed. Foremost is the distorting influence of negative nominal rates, negative real rates and zero rate policies have on the markets. The U.S. Federal Reserve (“Fed”) has indicated it will maintain a zero rate policy at least through 2023. “Nano-yields” force investors into riskier segments of the investment spectrum. Markets are further distorted by massive government interventions to purchase assets and inject liquidity into the economy through loans, spending and grants. As a result, we are seeing the same asset price inflation as seen after the global financial crisis, but this time it is on steroids. Incredibly, while still in the throes of an epic health crisis, bubbles or manias have formed in stocks, corporate credit, bitcoin and residential housing. Margin debt and call options are at record levels. The greater fool theory is in full force, while another crash is a possibility.

A second risk is the huge debt load carried by governments and corporations. No one knows what the debt capacity limits are, but it is surely a finite number that might be crossed at any time. Also, anything that causes a surge in interest rates might make debt service an overwhelming liability.

Expected policies of the incoming Biden administration are a third risk. Campaign promises of tax increases on corporations and individuals, along with increased regulations on many parts of the economy are likely to hinder economic growth. Deficit spending, possibly in the trillions, will add to the debt load. More spending by government on favored

5

VANECK VIP GLOBAL GOLD FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

industries, state and local governments and various federal programs will stimulate the economy. However, government spending is probably the least productive use of capital known to mankind.

Inflation is another risk that may take many investors by surprise. We expect annual inflation to surge above two percent beginning in March when the 2020 pandemic recession becomes the new basis for year-over-year measures. Later in the year, warmer weather and the proliferation of vaccinations may usher in the new roaring twenties—a surge in demand and virtually unlimited spending made possible by the massive government sponsored liquidity sloshing around the financial system. Inflation may transform from a year-over-year aberration to a lasting problem.

The DXY fell 6.8% in 2020. This weakness might morph into a longer bear market for the U.S. dollar in 2021 for several reasons. With the Fed’s zero-rate policy, the U.S. dollar no longer enjoys superior sovereign rates. In fact, real (inflation adjusted) U.S. Treasury yields are now less than those on Japanese and German government bonds. As the economic recovery gains momentum, emerging economies with higher growth rates will attract capital from the U.S. Also, the fiscal position of the U.S. is likely to deteriorate further under the Biden administration.

Gold has been in a bull market since December 2015. This gold market’s price action looks similar to the first five years of the 2001 to 2011 gold bull market. It will be interesting to see if similarities continue. After 2006, the former gold bull market found catalysts in the 2008 global financial crisis and the European debt crisis in 2010. The current gold bull market will certainly need further catalysts to realize similar gains. The risks we have outlined along with the U.S. dollar’s trend could provide such catalysts.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please visit vaneck.com/subscribe.

We appreciate your continued investment in the VanEck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

6

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of December 31, 2020.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

[3]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
7

VANECK VIP GLOBAL GOLD FUND

PERFORMANCE COMPARISON

December 31, 2020 (unaudited)

Average Annual Total Return 12/31/20	Fund Class S	GDMNTR	MSCI ACWI
One Year	38.62%	23.69%	16.82%
Five Year	21.77%	22.45%	12.86%
Life*	5.16%	3.72%	10.45%

*	Inception date for the Fund was 4/26/13 (Class S).

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, and a broad-based market index.	Hypothetical Growth of $10,000 (Since Inception: Class S)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold (reflects no deduction for expenses or taxes, except withholding taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across developed and emerging market countries (reflects no deduction for expenses or taxes).

8

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2020 - December 31, 2020
Class S
Actual	$1,000.00	$1,038.50	1.45%	$7.43
Hypothetical**	$1,000.00	$1,017.85	1.45%	$7.35

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2020), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

10

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2020

Number of Shares		Value

COMMON STOCKS: 96.5%
Australia: 16.1%
2,071,600	Bellevue Gold Ltd. * #	$1,795,720
844,632	De Grey Mining Ltd. * #	664,739
407,600	Emerald Resources NL * #	267,823
617,692	Evolution Mining Ltd. #	2,377,103
533,410	Gold Road Resources Ltd. * #	544,954
212,200	Northern Star Resources Ltd. #	2,074,039
2,492,600	West African Resources Ltd. * #	2,007,851
		9,732,229
Brazil: 4.5%
64,800	Wheaton Precious Metals Corp. (USD)	2,704,752
Canada: 62.4%
39,187	Agnico-Eagle Mines Ltd. (USD)	2,763,075
168,940	Alamos Gold, Inc. (USD)	1,478,225
809,788	B2Gold Corp. (USD)	4,534,813
157,628	Barrick Gold Corp. (USD)	3,590,766
198,800	Bear Creek Mining Corp. *	488,840
261,000	Benchmark Metals, Inc. * # ø	239,421
186,314	Bonterra Resources, Inc. *	187,353
35,400	Bonterra Resources, Inc. * # ø	33,294
390,369	Corvus Gold, Inc. *	926,164
147,894	Equinox Gold Corp (USD) *	1,529,224
1,240	Franco-Nevada Corp. (USD)	155,409
398,500	Galway Metals, Inc. *	356,894
Number of Shares		Value

Canada: (continued)
131,500	GoGold Resources, Inc. * # ø	$240,706
234,106	Gold Standard Ventures Corp. (USD) *	169,446
31,232	Great Bear Resources Ltd. *	415,641
562,000	Kanadario Gold, Inc. * # ø	412,007
475,100	Kinross Gold Corp. (USD)	3,487,234
100,716	Kirkland Lake Gold Ltd. (USD)	4,156,549
1,479,185	Liberty Gold Corp. *	2,021,983
27,700	Lundin Gold, Inc. *	237,851
325,100	Marathon Gold Corp. *	738,109
137,700	Midas Gold Corp. *	131,977
76,100	O3 Mining, Inc. *	189,518
668,888	Orezone Gold Corp. *	578,032
358,500	Osisko Mining, Inc. *	1,042,069
50,000	Pretium Resources, Inc. (USD) *	574,000
177,100	Probe Metals, Inc. *	236,523
638,130	Pure Gold Mining, Inc. *	1,293,405
159,000	Pure Gold Mining, Inc. * # ø	323,521
469,506	Rio2 Ltd. *	331,963
513,200	Sabina Gold and Silver Corp. *	1,326,442
100,000	Skeena Resources Ltd. *	270,249
58,700	SSR Mining, Inc. (USD) *	1,180,457
357,048	Yamana Gold, Inc. (USD)	2,038,744
		37,679,904
Ivory Coast: 1.0%
25,240	Endeavour Mining Corp. (CAD) *	587,327

See Notes to Consolidated Financial Statements

11

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

South Africa: 1.4%
92,900	Gold Fields Ltd. (ADR)	$861,183
Tanzania: 1.6%
43,940	AngloGold Ashanti Ltd. (ADR)	993,923
United States: 9.5%
134,700	Argonaut Gold, Inc. (CAD) *	289,951
45,000	Gatos Silver, Inc. *	586,350
267,100	GoGold Resources, Inc. *	488,917
41,000	Golden Star Resources Ltd. (USD) *	152,110
70,168	Newmont Mining Corp.	4,202,362
		5,719,690
Total Common Stocks (Cost: $33,181,822)		58,279,008

WARRANTS: 1.5%
Canada: 1.5%
130,500	Benchmark Metals, Inc. (CAD 1.80, expiring 09/21/22) * # ø ¥	44,812
16,000	Bonterra Resources, Inc. (CAD 3.10, expiring 08/20/21) * # ¥	468
281,000	Kanadario Gold, Inc. (CAD 0.80, expiring 05/20/22) * # ø ¥	168,348
Number of Shares		Value

Canada: (continued)
352,000	Liberty Gold Corp. (CAD 0.60, expiring 10/02/21) * # ¥	$315,249
69,500	Marathon Gold Corp. (CAD 1.90, expiring 05/26/21) * # ¥	54,600
84,000	Marathon Gold Corp. (CAD 1.60, expiring 09/30/21) * # ¥	86,534
38,050	O3 Mining, Inc. (CAD 3.25, expiring 06/18/22) * # ø ¥	27,800
19,500	Osisko Mining, Inc. (CAD 5.25, expiring 12/23/21) * # ø ¥	7,266
144,500	Pure Gold Mining, Inc. (CAD 0.85, expiring 07/18/22) * # ¥	197,525
Total Warrants (Cost: $184,110)		902,602

MONEY MARKET FUND: 2.3%
(Cost: $1,384,263)
1,384,263	Invesco Treasury Portfolio – Institutional Class	1,384,263
Total Investments: 100.3% (Cost: $34,750,195)		60,565,873
Liabilities in excess of other assets: (0.3)%		(154,355)
NET ASSETS: 100.0%		$60,411,518

See Notes to Consolidated Financial Statements

12

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $11,883,780 which represents 19.7% of net assets.
ø	Restricted Security – the aggregate value of restricted securities is $1,497,175, or 2.5% of net assets.
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Restricted securities held by the Fund as of December 31, 2020 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Benchmark Metals, Inc.	9/21/2020	261,000	$216,204	$239,421	0.4%
Benchmark Metals, Inc. Warrants	9/21/2020	130,500	41,036	44,812	0.1
Bonterra Resources, Inc.	12/9/2020	35,400	31,756	33,294	0.1
GoGold Resources, Inc.	8/31/2020	131,500	96,629	240,706	0.4
Kanadario Gold, Inc.	11/20/2020	562,000	155,761	412,007	0.7
Kanadario Gold, Inc. Warrants	11/20/2020	281,000	59,013	168,348	0.3
O3 Mining, Inc. Warrants	6/18/2020	38,050	21,409	27,800	0.0
Osisko Mining, Inc. Warrants	6/24/2020	19,500	14,830	7,266	0.0
Pure Gold Mining, Inc.	5/21/2020	159,000	112,251	323,521	0.5
			$748,889	$1,497,175	2.5%

Summary of Investments by Sector	% of Investments	Value
Diversified Metals & Mining	2.4%	$1,437,274
Gold	91.0	55,103,094
Precious Metals & Minerals	3.4	2,054,892
Silver Mining	0.9	586,350
Money Market Fund	2.3	1,384,263
	100.0%	$60,565,873

See Notes to Consolidated Financial Statements

13

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$9,732,229	$—	$9,732,229
Brazil	2,704,752	—	—	2,704,752
Canada	36,430,955	1,248,949	—	37,679,904
Ivory Coast	587,327	—	—	587,327
South Africa	861,183	—	—	861,183
Tanzania	993,923	—	—	993,923
United States	5,719,690	—	—	5,719,690
Warrants*	—	—	902,602	902,602
Money Market Fund	1,384,263	—	—	1,384,263
Total	$48,682,093	$10,981,178	$902,602	$60,565,873

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Consolidated Financial Statements

14

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments, at value (Cost $34,750,195)	$60,565,873
Cash	14,225
Receivables:
Shares of beneficial interest sold	1,983
Dividends and interest	24,526
Prepaid expenses	6,148
Total assets	60,612,755
Liabilities:
Payables:
Shares of beneficial interest redeemed	61,013
Due to Adviser	18,154
Due to Distributor	12,241
Deferred Trustee fees	27,444
Accrued expenses	82,385
Total liabilities	201,237
NET ASSETS	$60,411,518
Shares of beneficial interest outstanding	5,173,206
Net asset value, redemption and offering price per share	$11.68
Net Assets consist of:
Aggregate paid in capital	$42,310,350
Total distributable earnings (loss)	18,101,168
$60,411,518

See Notes to Consolidated Financial Statements

15

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends (net of foreign taxes withheld of $48,798)	$457,013
Securities lending income	13,261
Total income	470,274
Expenses:
Management fees	372,648
Distribution fees	124,216
Transfer agent fees	15,509
Administration fees	124,216
Custodian fees	28,885
Professional fees	109,588
Reports to shareholders	21,998
Insurance	9,014
Trustees’ fees and expenses	6,768
Interest	1,302
Other	7,242
Total expenses	821,386
Waiver of management fees	(98,922)
Net expenses	722,464
Net investment loss	(252,190)
Net realized gain (loss) on:
Investments	1,634,331
Foreign currency transactions and foreign denominated assets and liabilities	(5,006)
Net realized gain	1,629,325
Net change in unrealized appreciation (depreciation) on:
Investments	13,191,733
Foreign currency transactions and foreign denominated assets and liabilities	144
Net change in unrealized appreciation (depreciation)	13,191,877
Net Increase in Net Assets Resulting from Operations	$14,569,012

See Notes to Consolidated Financial Statements

16

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment loss	$(252,190)	$(185,074)
Net realized gain (loss)	1,629,325	(83,361)
Net change in unrealized appreciation (depreciation)	13,191,877	9,637,423
Net increase in net assets resulting from operations	14,569,012	9,368,988
Distributions to shareholders:
From distributable earnings	(1,459,027)	—
Share transactions*:
Proceeds from sale of shares	38,353,541	19,263,357
Reinvestment of dividends	1,459,027	—
Cost of shares redeemed	(26,846,300)	(16,503,073)
Net increase in net assets resulting from share transactions	12,966,268	2,760,284
Total increase in net assets	26,076,253	12,129,272
Net Assets:
Beginning of year	34,335,265	22,205,993
End of year	$60,411,518	$34,335,265
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	3,678,559	2,585,780
Shares reinvested	117,379	—
Shares redeemed	(2,603,348)	(2,177,905)
Net increase	1,192,590	407,875

See Notes to Consolidated Financial Statements

17

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$8.63		$6.22		$7.60		$7.11		$4.83
Income from investment operations:
Net investment loss	(0.05	)(b)	(0.05	)(b)	(0.03	)(b)	(0.07	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	3.40		2.46		(1.13)		0.91		2.35
Total from investment operations	3.35		2.41		(1.16)		0.84		2.31
Less distributions from:
Net investment income	(0.30)		—		(0.22)		(0.35)		(0.03)
Net asset value, end of year	$11.68		$8.63		$6.22		$7.60		$7.11
Total return (a)	38.62%		38.75%		(15.70)%		11.63%		48.25%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$60,412		$34,335		$22,206		$21,360		$19,524
Ratio of gross expenses to average net assets	1.65%		1.92%		2.18%		2.03%		1.84%
Ratio of net expenses to average net assets	1.45%		1.45%		1.45%		1.45%		1.45%
Ratio of net expenses to average net assets excluding interest expense	1.45%		1.45%		1.45%		1.45%		1.45%
Ratio of net investment loss to average net assets	(0.51)%		(0.63)%		(0.51)%		(0.96)%		(1.00)%
Portfolio turnover rate	39%		32%		45%		65%		57%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for Shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding

See Notes to Consolidated Financial Statements

18

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2020

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations,
19

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

such as when a particular foreign market is closed but the Fund is open. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication

20

of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of December 31, 2020, the Fund held $13,919 in its Subsidiary, representing 0.02% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Consolidated Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as

21

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.

G.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2020 are reflected in the Consolidated Schedule of Investments.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Consolidated Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2020 is presented in the Consolidated Schedule of Investments and in the Consolidated Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend

22

date. Realized gains and losses are determined based on the specific identification method.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2021, to waive management fees and assume expenses to prevent the Fund’s total annual operating expense (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. Refer to the Consolidated Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2020.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets, and 0.20% per year of the average daily net assets in excess of $750 million. The amount received by the Adviser pursuant to this contract for the year ended December 31, 2020 is recorded as Administration fees in the Consolidated Statement of Operations.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2020, the aggregate shareholder accounts of three insurance companies owned approximately 70%, 18% and 9% of the Fund’s outstanding shares of beneficial interest.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred

23

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of the Fund’s average daily net assets and is recorded as Distribution Fees in the Consolidated Statement of Operations.

Note 5—Investments—For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $27,351,469 and $19,157,343, respectively.

During the year ended December 31, 2020, the Fund engaged in purchases of investments with funds or other accounts that are managed by the Adviser (or an affiliate of the Adviser). These transactions complied with Rule 17a-7 under the Act and aggregated to $132,829.

Note 6—Income Taxes—As of December 31, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$45,392,921	$17,874,445	$(2,686,325)	$15,188,120

At December 31, 2020, the components of accumulated distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$7,248,337	$(4,374,600)	$(27,444)	$15,254,875	$18,101,168

The tax character of dividends paid to shareholders was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$1,459,027	$—

At December 31, 2020, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(1,318,164)	$(3,056,436)	$(4,374,600)

Additionally, during the year ended December 31, 2020, the Fund utilized $1,224,945 of its capital loss carryforward available from previous years.

During the period ended December 31, 2020 as a result of permanent book to tax differences due to losses from the Fund’s Subsidiary, the Fund incurred

24

differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
$4,714	$(4,714)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund may be subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make

25

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all

26

times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Consolidated Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2020 is presented on a gross basis in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. At December 31, 2020, the Fund had no securities on loan.

Note 10—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2020, the average daily loan balance during the 31 day period for which a loan was outstanding amounted to $569,591 and the average interest rate was 1.66%. At December 31, 2020, the Fund had no outstanding borrowings under the Facility.

Note 11—Recent Accounting Pronouncements and Regulatory Requirements—The Fund adopted all provisions of the Accounting

27

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Standards Update No. 2018-13, Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material impact on the financial statements and related disclosures.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the consolidated financial statements were issued.

28

VANECK VIP GLOBAL GOLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck VIP Global Gold Fund and the Board of Trustees of VanEck VIP Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of VanEck VIP Global Gold Fund (the “Fund”) (one of the series constituting VanEck VIP Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of VanEck VIP Global Gold Fund (one of the series constituting VanEck VIP Trust) at December 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

29

VANECK VIP GLOBAL GOLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 12, 2021

30

VANECK VIP GLOBAL GOLD FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record Date: Payable Date:	08/26/2020 08/27/2020
Ordinary Income Paid Per Share	$0.3015
Dividends Qualifying for the Dividends Received Deduction for Corporations	4.52%	*
Foreign Source Income	9.49%	*
Foreign Taxes Paid Per Share	$0.002882

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

Please consult your tax advisor for proper treatment of this information.

31

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited)

Trustee Information

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2021, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957 (A)(G)(I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

				Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	67	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
32

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995)	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	67	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:

Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	67	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee.
33

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Officer Information

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
34

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
35

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGGAR

ANNUAL REPORT December 31, 2020

VanEck VIP Trust

VanEck VIP Global Hard Assets Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2020.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as VanEck

Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP GLOBAL HARD ASSETS FUND

PRESIDENT’S LETTER

December 31, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) in 2020 was almost unprecedented and had investment consequences that endure into the new year of 2021. Financial markets benefited from the Fed stimulus and the case for gold investing solidified further.

As 2020 ends, the global economy continues to grow surprisingly well, supporting the markets, despite the social distancing that we all continue to feel in our personal lives. Important commodities like copper regained and passed pre-COVID-19 highs. In addition, in China, not only are higher real policy interest rates a sign of economic strength, but the country’s industrial recovery also points to all-time highs in activity, even though consumer activity lags a little.

We do, however, see two risks to markets in 2021: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. As to the first risk, several assets like gold, commodities and bitcoin may not be fully reflecting inflationary risks which could be a consequence of the huge stimulus of 2020.

An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to return quickly to work at pre-COVID-19 levels. Despite signature into law on December 27, 2020 of the Consolidated Appropriations Act, 2021, concern may remain high enough for policy makers to take additional steps (any of which, however, are, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1

VANECK VIP GLOBAL HARD ASSETS FUND

PRESIDENT’S LETTER

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended December 31, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 15, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

MANAGEMENT DISCUSSION

December 31, 2020 (unaudited)

The Initial Class shares of the VanEck VIP Global Hard Assets Fund (the “Fund”) gained 19.11% for the 12 months ended December 31, 2020, outperforming by 38.12% the S&P® North American Natural Resources Sector Index (SPGINRTR),1 which lost 19.01%. The Fund’s relative outperformance was helped by overweight positioning in gold and copper mining and alternative energy.

In terms of its performance, 2020 can, essentially, be split in two parts. In the first part (coinciding fairly closely with the first half of the year), we saw unprecedented commodity demand destruction resulting from the COVID-19 pandemic and the fastest major decline in the entire history of the U.S. stock market (peak-to-trough, going all the way back to 1927). In the second part of the year, equating with much of the third and the whole of the fourth quarter, we saw strong rebounds in demand in a number of sectors and increasing optimism around the outlook for 2021.

Market Review

By the end of the year, the precipitous commodity demand declines at the onset of the COVID-19 pandemic had been partially offset. This was the result of a number of factors, one of the most important being the sheer scale of (and the anticipation of further) global central banks’ mitigative actions, not least quantitative easing, the size of which dwarfed anything following the global financial crisis. In addition, China, the most commodity-intensive country on the demand side, recovered much faster than any other country. Finally, there were also the hopes for, and anticipation of the development of, one or more successful vaccines.

Crude Oil

At the start of the year, crude oil found itself victim of at least two “black swan” events. In addition to COVID-19 and the ensuing demand destruction, in March, Russia rejected Saudi Arabia’s demand that it and other non-OPEC (Organization of the Petroleum Exporting Countries) members agree to supply cuts. At the time, the price of West Texas Intermediate (WTI) crude oil had already started to fall amid uncontrolled production and, by April 20, began trading in negative territory for the first time in history following a historic drop of nearly 300% in the oil futures market. When it became apparent that OPEC and Russia were going to get back together to come up with a new quota system, though, things quickly started to improve.

In the latter part of the year, in addition to quite a strong rebound in demand, we saw not only a degree of “healing” within OPEC, but also

3

VANECK VIP GLOBAL HARD ASSETS FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

production cuts from OPEC and 10 non-OPEC partner countries. Finally, in contrast with the somewhat severe headwinds resulting from ESG concerns experienced in the first part of the year, reactions to these, and issues around energy transition, appeared more tempered in the second part of the year. However, that said, also as the year progressed, the increasing importance of ESG reporting, and the place of ESG-related metrics in investment decision making, became very clear. We continue to believe and, indeed, to invest on the basis that future energy supply is alternative.

Gold

Together with negative real interest rates around the globe, gold benefited not only from the huge monetary stimulus during the year, but also a weaker U.S. dollar. Reflecting, perhaps, their robust financial health (resulting, not least, from a relentless focus on costs), dividend increases during the year by gold mining companies were notable. In a big transition for gold mining companies, with their shares’ positive carry, investors were, essentially, paid to hold gold as opposed to having to pay to buy it!

Copper

As China’s recovery progressed during the year, copper benefited, not least, from the resulting strong demand. In addition, many copper mining companies faced supply challenges. It is arguable, too, that after seven years of reduced capital spending, a tight focus on efficiency gains and little to no exploration, the “chickens” are, as they say, “coming home to roost.”

Iron Ore

A major beneficiary of the global fiscal stimulus, demand for iron ore remained strong throughout the year. China, for example, saw huge infrastructure acceleration in 2020 with steel production reaching all-time highs. In addition, supply discipline in the sector was clearly reflected in elevated price levels during the year.

Fund Review

In terms of absolute performance, the positive contributions from positions in gold, copper and renewable energy-related sub-industries more than offset the losses from our oil and gas positions. Versus the S&P North American Natural Resources Sector Index, our overweight positioning in gold, copper and renewable energy-related sub-industries, together with our significant underweight positioning in energy, and, in

4

particular, in the integrated oil and gas sub-industry, aided relative outperformance for the year.

The Fund’s top three contributing individual positions were: solar energy company, Sunrun (6.0% of Fund net assets*), semiconductor equipment company, solar inverter manufacturer, SolarEdge Technologies (5.9% of Fund net assets*) and copper mining company Freeport-McMoRan (4.7% of Fund net assets*). All these companies benefited, either directly or indirectly (in the case of Freeport-McMoRan—copper is essential for electrification), from the strength of the transition resources market during the year.

The Fund’s three weakest contributing companies operated in the energy sector: oil and gas exploration and production companies Diamondback Energy (1.7% of Fund net assets*) and Ovinitiv (sold during the year) and oil and gas refining and marketing company Parsley Energy (1.7% of Fund net assets*). All three companies suffered from the demand destruction resulting from the COVID-19 pandemic.

During the year, the Fund entered into a subscription agreement to gain exposure to a private investment in public equity. The agreement contributed slightly to the Fund’s performance.

As a team staffed with former geologists and engineers, we have and will continue to emphasize a bottom-up investment approach-seeking to identify natural resource companies that we believe have the highest quality management teams and assets, trade at a significant discount to their intrinsic value and their peers, and that are well-positioned to deliver shareholder value over the long run.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the natural resources and commodities updates, please visit www.vaneck.com/subscribe.

We very much appreciate your continued investment in the VanEck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

5

VANECK VIP GLOBAL HARD ASSETS FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Shawn Reynolds Portfolio Manager	Charles T. Cameron Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

*	All Fund assets referenced are Total Net Assets as of December 31, 2020.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1     S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.

6

VANECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

December 31, 2020 (unaudited)

Average Annual Total Return 12/31/20	Fund Initial Class	SPGINRTR	MSCI ACWI
One Year	19.11%	(19.01%)	16.82%
Five Year	6.19%	(0.08%)	12.86%
Ten Year	(3.59%)	(2.83%)	9.71%

Average Annual Total Return 12/31/20	Fund Class S	SPGINRTR	MSCI ACWI
One Year	18.83%	(19.01%)	16.82%
Five Year	5.93%	(0.08%)	12.86%
Ten Year	(3.83%)	(2.83%)	9.71%

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

7

VANECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies (reflects no deduction for expenses or taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across developed and emerging market countries (reflects no deduction for expenses or taxes).

8

VANECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

VANECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2020 - December 31, 2020
Initial Class
Actual	$1,000.00	$1,487.10	1.13%	$7.06
Hypothetical**	$1,000.00	$1,019.46	1.13%	$5.74
Class S
Actual	$1,000.00	$1,485.10	1.37%	$8.56
Hypothetical**	$1,000.00	$1,018.25	1.37%	$6.95

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2020), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
10

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

Number of Shares		Value

COMMON STOCKS: 97.1%
Australia: 3.2%
203,200	Galaxy Resources Ltd. * † #	$350,761
26,200	Piedmont Lithium Ltd. (ADR) * †	695,610
110,000	Rio Tinto Plc (ADR) †	8,274,200
		9,320,571
Brazil: 0.8%
56,200	Yara International ASA (NOK) † #	2,331,487
Canada: 14.1%
124,722	Agnico-Eagle Mines Ltd. (USD)	8,794,148
561,100	B2Gold Corp. (USD)	3,142,160
336,974	Barrick Gold Corp. (USD)	7,676,268
767,300	Kinross Gold Corp. (USD)	5,631,982
175,631	Kirkland Lake Gold Ltd. (USD)	7,248,291
182,065	Nutrien Ltd. (USD) (c)	8,768,250
		41,261,099
Cayman Islands: 0.4%
110,200	Alussa Energy Acquisition Corp. (USD) * (s)	1,108,612
Chile: 2.4%
778,500	Lundin Mining Corp. (CAD)	6,911,030
Finland: 1.3%
52,500	Neste Oil Oyj #	3,811,697
Norway: 0.8%
147,400	Equinor ASA (ADR)	2,420,308
Number of Shares		Value

Russia: 0.6%
61,300	MMC Norilsk Nickel PJSC (ADR) #	$1,910,634
South Africa: 6.5%
302,400	Anglo American Plc (GBP) #	9,985,925
513,300	Sibanye Stillwater Ltd. (ADR) †	8,156,337
239,600	Sibanye Stillwater Ltd. * #	965,663
		19,107,925
Spain: 0.3%
54,900	Soltec Power Holdings SA * †	885,305
United States: 61.6%
86,200	Bunge Ltd.	5,652,996
171,600	Cabot Oil & Gas Corp.	2,793,648
41,200	Chart Industries, Inc. *	4,852,948
62,500	Chevron Corp.	5,278,125
113,500	Cimarex Energy Co.	4,257,385
71,194	Concho Resources, Inc.	4,154,170
88,433	Corteva, Inc.	3,424,126
53,700	Darling Ingredients, Inc. *	3,097,416
102,747	Diamondback Energy, Inc.	4,972,955
16,233	Dow, Inc.	900,932
15,433	DuPont de Nemours, Inc.	1,097,441
65,000	FMC Corp.	7,470,450
524,800	Freeport-McMoRan, Inc. *	13,655,296
242,300	Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	15,369,089
23,700	IPG Photonics Corp. *	5,303,823
11,200	Kansas City Southern	2,286,256

See Notes to Financial Statements

11

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

United States: (continued)
55,500	Kirby Corp. *	$2,876,565
298,800	Liberty Oilfield Services, Inc. *	3,080,628
110,000	Louisiana-Pacific Corp.	4,088,700
149,296	Newmont Mining Corp.	8,941,338
62,500	Ormat Technologies, Inc. †	5,642,500
348,600	Parsley Energy, Inc.	4,950,120
40,000	Pioneer Natural Resources Co.	4,555,600
21,300	Sanderson Farms, Inc.	2,815,860
54,200	SolarEdge Technologies, Inc. *	17,296,304
173,700	Solaris Oilfield Infrastructure, Inc.	1,413,918
1	Star Peak Energy Transition Corp. * (a) (s)	22
309,099	Star Peak Energy Transition Corp. * † (s)	6,324,166
253,600	Sunrun, Inc. *	17,594,768
110,000	Tyson Foods, Inc.	7,088,400
11,200	Union Pacific Corp.	2,332,064
78,700	Valero Energy Corp.	4,452,059
359,300	WPX Energy, Inc. *	2,928,295
		180,948,363
Zambia: 5.1%
832,300	First Quantum Minerals Ltd. (CAD)	14,940,730
Total Common Stocks (Cost: $176,534,997)		284,957,761

WARRANTS: 0.2%
Cayman Islands: 0.0%
55,100	Alussa Energy Acquisition Corp. (USD 11.50, expiring 10/31/26) * (s)	67,773
Number of Shares		Value

United States: 0.2%
103,033	Star Peak Energy Transition Corp. (USD 11.50, expiring 08/11/25) * (s)	$609,955
Total Warrants (Cost: $300,588)		677,728

MONEY MARKET FUND: 2.2% (Cost: $6,588,580)
6,588,580	Invesco Treasury Portfolio – Institutional Class (c)	6,588,580
Total Investments Before Collateral for Securities Loaned: 99.5% (Cost: $183,424,165)		292,224,069

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.4% (Cost: $3,958,148)
Money Market Fund: 1.4%
3,958,148	State Street Navigator Securities Lending Government Money Market Portfolio	3,958,148
Total Investments: 100.9% (Cost: $187,382,313)		296,182,217
Liabilities in excess of other assets: (0.9)%		(2,600,802)
NET ASSETS: 100.0%		$293,581,415

See Notes to Financial Statements

12

Derivative Contract – PIPE – As of December 31, 2020.

Counterparty	Referenced Obligation	Notional Amount	Settlement Date	Unrealized Appreciation	% of Net Assets
Star Peak Energy Transition Corp.	Star Peak Energy Transition Corp. * # (b) ∞	$1,770,000	03/04/21	$1,294,861	0.4%

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
PIPE	Private Investment in Public Equity
USD	United States Dollar
Footnotes:
(a)	Unit, consisting of one ordinary share of Star Peak Energy Transition Corp. and one-third of one redeemable warrant.
(b)	Represents an unfunded subscription agreement in a private investment in a public entity (PIPE). The Fund is committed to purchase 177,000 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between Star Peak Energy Transition Corp. (Star Peak), a special purpose acquisition company (SPAC), and Stem, Inc. (Stem). The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Star Peak and Stem, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met the Fund is no longer obligated to fulfill its commitment to Star Peak. The investment is restricted from resale until the settlement date.
(c)	All or a portion of these securities are segregated for the unfunded subscription agreement. Total value of securities segregated is $1,770,000.
(s)	Special Purpose Acquisition Company (SPAC).
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $32,294,880.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $20,651,028 which represents 7.0% of net assets.
∞	Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

See Notes to Financial Statements

13

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Staples	6.4%	$18,654,672
Energy	16.8	49,068,908
Financials	5.3	15,369,089
Industrials	10.5	30,827,906
Information Technology	7.7	22,600,127
Materials	46.3	135,361,759
Special Purpose Acquisition Companies	2.8	8,110,528
Utilities	1.9	5,642,500
Money Market Fund	2.3	6,588,580
	100.0%	$292,224,069

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$8,969,810	$350,761	$—	$9,320,571
Brazil	—	2,331,487	—	2,331,487
Canada	41,261,099	—	—	41,261,099
Cayman Islands	1,108,612	—	—	1,108,612
Chile	6,911,030	—	—	6,911,030
Finland	—	3,811,697	—	3,811,697
Norway	2,420,308	—	—	2,420,308
Russia	—	1,910,634	—	1,910,634
South Africa	8,156,337	10,951,588	—	19,107,925
Spain	885,305	—	—	885,305
United States	180,948,363	—	—	180,948,363
Zambia	14,940,730	—	—	14,940,730
Warrants*	677,728	—	—	677,728
Money Market Funds	10,546,728	—	—	10,546,728
Total	$276,826,050	$19,356,167	$—	$296,182,217
Other Financial Instruments:
Derivative
Contract – PIPE	$—	$—	$1,294,861	$1,294,861

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

14

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments, at value (Cost $183,424,165) (1)	$292,224,069
Short-term investment held as collateral for securities loaned (2)	3,958,148
Derivative contract – PIPE, at value	1,294,861
Cash denominated in foreign currency, at value (Cost $23)	23
Receivables:
Shares of beneficial interest sold	390,375
Dividends and interest	292,413
Prepaid expenses	9,221
Other assets	21,913
Total assets	298,191,023
Liabilities:
Payables:
Collateral for securities loaned	3,958,148
Shares of beneficial interest redeemed	158,506
Due to Adviser	240,594
Due to Distributor	29,263
Deferred Trustee fees	184,777
Accrued expenses	38,320
Total liabilities	4,609,608
NET ASSETS	$293,581,415
Initial Class Shares:
Net Assets	$149,349,513
Shares of beneficial interest outstanding	6,644,210
Net asset value, redemption and offering price per share	$22.48
Class S Shares:
Net Assets	$144,231,902
Shares of beneficial interest outstanding	6,692,433
Net asset value, redemption and offering price per share	$21.55
Net Assets consist of:
Aggregate paid in capital	$369,697,440
Total distributable earnings (loss)	(76,116,025)
$293,581,415
(1) Value of securities on loan	$32,294,880
(2) Cost of short-term investment held as collateral for securities loaned	$3,958,148

See Notes to Financial Statements

15

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends (net of foreign taxes withheld of $211,082)	$4,303,856
Securities lending income	49,234
Total income	4,353,090
Expenses:
Management fees	2,256,972
Distribution fees – Class S	270,173
Transfer agent fees – Initial Class	40,248
Transfer agent fees – Class S Shares	28,681
Custodian fees	23,828
Professional fees	90,759
Reports to shareholders	48,954
Insurance	19,170
Trustees’ fees and expenses	31,017
Interest	376
Other	9,738
Total expenses	2,819,916
Net investment income	1,533,174
Net realized loss on:
Investments	(24,469,395)
Foreign currency transactions and foreign denominated assets and liabilities	(6,104)
Net realized loss	(24,475,499)
Net change in unrealized appreciation (depreciation) on:
Investments	71,484,783
Derivative contract – PIPE	1,294,861
Net change in unrealized appreciation (depreciation)	72,779,644
Net Increase in Net Assets Resulting from Operations	$49,837,319

See Notes to Financial Statements

16

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$1,533,174	$1,770,704
Net realized loss	(24,475,499)	(29,980,231)
Net change in unrealized appreciation (depreciation)	72,779,644	55,750,371
Net increase in net assets resulting from operations	49,837,319	27,540,844
Distributions to shareholders:
Initial Class Shares	(1,108,634)	—
Class S Shares	(817,183)	—
Total distributions	(1,925,817)	—
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	32,981,246	25,344,496
Class S Shares	39,198,883	29,955,189
	72,180,129	55,299,685
Reinvestment of dividends
Initial Class Shares	1,108,634	—
Class S Shares	817,183	—
	1,925,817	—
Cost of shares redeemed
Initial Class Shares	(42,107,170)	(40,126,391)
Class S Shares	(38,746,205)	(26,780,250)
	(80,853,375)	(66,906,641)
Net decrease in net assets resulting from share transactions	(6,747,429)	(11,606,956)
Total increase in net assets	41,164,073	15,933,888
Net Assets:
Beginning of year	252,417,342	236,483,454
End of year	$293,581,415	$252,417,342
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	2,108,625	1,381,122
Shares reinvested	61,352	—
Shares redeemed	(2,476,174)	(2,189,815)
Net decrease	(306,197)	(808,693)
Class S Shares:
Shares sold	2,465,767	1,709,863
Shares reinvested	47,127	—
Shares redeemed	(2,396,066)	(1,512,475)
Net increase	116,828	197,388

See Notes to Financial Statements

17

VANECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net asset value, beginning of year	$19.04	$17.02	$23.74	$24.14		$16.88
Income from investment operations:
Net investment income (loss)	0.13 (b)	0.15 (b)	0.02 (b)	(0.05	)(b)	(0.05)
Net realized and unrealized gain (loss) on investments	3.47	1.87	(6.74)	(0.35)		7.39
Total from investment operations	3.60	2.02	(6.72)	(0.40)		7.34
Less distributions from:
Net investment income	(0.16)	—	—	—		(0.08)
Net asset value, end of year	$22.48	$19.04	$17.02	$23.74		$24.14
Total return (a)	19.11%	11.87%	(28.31)%	(1.66)%		43.71%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$149,350	$132,330	$132,081	$200,403		$224,612
Ratio of gross expenses to average net assets	1.13%	1.15%	1.10%	1.09%		1.06%
Ratio of net expenses to average net assets	1.13%	1.15%	1.10%	1.09%		1.06%
Ratio of net expenses to average net assets excluding interest expense	1.13%	1.15%	1.10%	1.09%		1.06%
Ratio of net investment income (loss) to average net assets	0.79%	0.84%	0.10%	(0.21)%		(0.24)%
Portfolio turnover rate	40%	32%	15%	15%		45%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding

See Notes to Financial Statements

18

VANECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class S Shares
	Year Ended December 31,
	2020	2019	2018		2017		2016
Net asset value, beginning of year	$18.26	$16.37	$22.89		$23.33		$16.35
Income from investment operations:
Net investment income (loss)	0.09 (b)	0.10 (b)	(0.03	)(b)	(0.10	)(b)	(0.09)
Net realized and unrealized gain (loss) on investments	3.32	1.79	(6.49)		(0.34)		7.15
Total from investment operations	3.41	1.89	(6.52)		(0.44)		7.06
Less distributions from:
Net investment income	(0.12)	—	—		—		(0.08)
Net asset value, end of year	$21.55	$18.26	$16.37		$22.89		$23.33
Total return (a)	18.83%	11.55%	(28.48)%		(1.89)%		43.41%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$144,232	$120,088	$104,402		$147,898		$172,185
Ratio of gross expenses to average net assets	1.38%	1.40%	1.35%		1.34%		1.30%
Ratio of net expenses to average net assets	1.38%	1.40%	1.35%		1.34%		1.30%
Ratio of net expenses to average net assets excluding interest expense	1.38%	1.40%	1.35%		1.34%		1.30%
Ratio of net investment income (loss) to average net assets	0.55%	0.58%	(0.14)%		(0.47)%		(0.50)%
Portfolio turnover rate	40%	32%	15%		15%		45%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding

See Notes to Financial Statements

19

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Hard Assets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations,
20

such as when a particular foreign market is closed but the Fund is open. Private investment in public equity are valued based on the underlying stock price and may consider the volatility of the underlying stock price as a significant unobservable input in fair value measurement. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication
21

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain
22

distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of these disclosures are found below as well as in the Schedule of Investments.

Derivative Contract—Private Investment in Public Equity (PIPE)—The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s securities. The Fund’s PIPE investment as of December 31, 2020 represents an unfunded subscription agreement in a private investment in public equity. The Fund will generally segregate
23

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

an amount of cash or high quality securities equal to the amount of its commitment to purchase the when-issued securities. At December 31, 2020, the Fund’s derivative contract PIPE position is reflected as Derivative Contract – PIPE in the Schedule of Investments. The average monthly notional amount was $1,770,000, during the one month period the Fund held the PIPE position during the year ended December 31, 2020.

At December 31, 2020, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Asset Derivatives
Equity Risk
Derivative contract – PIPE[1]	$1,294,861

[1]	Statement of Assets and Liabilities location: Derivative contract – PIPE, at value

The impact of transactions in derivative instruments during the year ended December 31, 2020, was as follows:

Equity Risk
Net change in unrealized appreciation (depreciation):

Derivative contract – PIPE[1]	$1,294,861

[1]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on Derivative contract – PIPE

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. Collateral held for derivative instruments, if any, at December 31, 2020 is presented in the Schedule of Investments.

For financial reporting purposes, the Fund presents securities lending assets and liabilities and derivatives on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2020 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend
24

date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are determined based on the specific identification method.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2021, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% and 1.45% of average daily net assets for Initial Class Shares and Class S Shares, respectively. During the year ended December 31, 2020, there were no waivers or expense reimbursements.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2020, the aggregate shareholder accounts of three insurance companies owned approximately 45%, 22%, and 10% of the Initial Class Shares and three insurance companies owned approximately 39%, 29%, and 13% of the Class S Shares.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid

25

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $88,673,194 and $91,812,321, respectively.

Note 6—Income Taxes—At December 31, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$191,613,950	$116,794,346	$(12,226,079)	$104,568,267

At December 31, 2020, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$1,630,665	$(183,425,041)	$(184,777)	$105,863,128	$ (76,116,025)

The tax character of dividends paid to shareholders during the years ended December 31, 2020 and December 31, 2019 were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$1,925,817	$—

At December 31, 2020, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(10,612,548)	$(172,812,493)	$(183,425,041)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2020, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions,

26

and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Special Purpose Acquisition Companies: The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (IPO) for the

27

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. A Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing a Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity. The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued

28

securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, through a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that

29

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2020 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2020:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$32,294,880	$3,958,148	$29,626,832	$33,584,980

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2020:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$3,958,148

*	Remaining contractual maturity: overnight and continuous
30

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2020, the Fund had no borrowings under the Facility.

Note 11—Recent Accounting Pronouncements—The Fund adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material impact on the financial statements and related disclosures.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

31

VANECK VIP GLOBAL HARD ASSETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck VIP Global Hard Assets Fund and the Board of Trustees of VanEck VIP Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Global Hard Assets Fund (the “Fund”) (one of the series constituting VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Global Hard Assets Fund (one of the series constituting VanEck VIP Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

32

in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 12, 2021

33

VANECK VIP GLOBAL HARD ASSETS FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record Date:	08/26/2020
Payable Date:	08/27/2020

Ordinary Income Paid Per Share - Initial Class	$0.1599
Ordinary Income Paid Per Share - S Class	$0.1190
Dividends Qualifying for the Dividends Received Deduction for Corporations	90.22%

Please consult your tax advisor for proper treatment of this information.

34

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited)

Trustee Information

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2021, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957 (A)(G)(I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

				Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	67	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
35

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995)	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	67	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:

Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	67	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee.
36

Officer Information

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
37

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (concluded)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
38

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPGHAAR

ANNUAL REPORT December 31, 2020

VanEck VIP Trust

VanEck VIP Emerging Markets Bond Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2020.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as VanEck

Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

December 31, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) in 2020 was almost unprecedented and had investment consequences that endure into the new year of 2021. Financial markets benefited from the Fed stimulus and the case for gold investing solidified further.

As 2020 ends, the global economy continues to grow surprisingly well, supporting the markets, despite the social distancing that we all continue to feel in our personal lives. Important commodities like copper regained and passed pre-COVID-19 highs. In addition, in China, not only are higher real policy interest rates a sign of economic strength, but the country’s industrial recovery also points to all-time highs in activity, even though consumer activity lags a little.

We do, however, see two risks to markets in 2021: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. As to the first risk, several assets like gold, commodities and bitcoin may not be fully reflecting inflationary risks which could be a consequence of the huge stimulus of 2020.

An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to return quickly to work at pre-COVID-19 levels. Despite signature into law on December 27, 2020 of the Consolidated Appropriations Act, 2021, concern may remain high enough for policy makers to take additional steps (any of which, however, are, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended December 31, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 15, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

VANECK VIP EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION

December 31, 2020 (unaudited)

The Initial Class shares of the VanEck VIP Emerging Markets Bond Fund (the Fund) gained 8.92% for the 12 month period ending December 31, 2020, while the Fund’s benchmark-a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index2 (GBI-EM)—gained 4.04%. (The EMBI gained 5.26% and the GBI-EM gained 2.69%.)

Market Review

2020 was volatile, initially fraught, but eventually constructive, so the narrative should be broken into parts. The first two months of the year were characterized by the retrospectively “normal” concerns over global growth, central bank proclivities, trade tension with China and the usual country-by-country developments. Emerging markets debt—both local currency and hard currency—ground higher during these months and the Fund outperformed. During the March liquidity crisis, in what we then called “Buy of the Century”, we were able to identify several bonds whose value was attractive relative to their fundamentals. April, May and June saw stabilization and near-complete reversal of price drops in the securities the Fund purchased, and in U.S. dollar bonds generally, though not of local currency bonds. As a result, the Fund outperformed significantly in these months.

After the first half of the year, the Fund adjusted to the dramatic rally in the bonds it identified as part of the “Buy of the Century”. These bonds were no longer cheap. For the second half of the year, the bonds that looked to have lagged the overall and ongoing rally in emerging markets bonds now happened to be local currency-denominated bonds. The Fund had 30%-40% of its exposure to local currency in the first half of 2020, with the amount in local currency gradually declining into June. Fund duration was generally lower than that of its benchmark, but not significantly. The Fund slowly grew its local currency exposure to around 60% of assets under management towards the end of the year, about the highest exposure the Fund generally has had to local currency. This turned out also to be a correct market view. The market had reduced its exposure to these bonds—many of which were the big index weights—due to poor performance in the first quarter of 2020, as well as poor performance for the five years prior. Also, emerging markets countries exhibited the same characteristics they did following the GFC (low, debt, independent central banks, more orthodox policy frameworks, etc.). In

3

VANECK VIP EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

any case, this meant that the Fund was able to participate in the rally in bonds that characterized the latter part of 2020.

On a country basis, outperformance was driven by investments in Mexico (in local currency and USD), Gabon (in USD), Uruguay (in local currency), China (in local currency and corporates in USD), Angola (in USD) and Jamaica (in USD). Detractors from performance were El Salvador and Belize, both in USD; these were part of the “Buy of the Century” basket of bonds that didn’t work and on which the Fund quickly reversed course and sold.

During the year, the Fund took forward positions in a number of currencies against currency exposures. Forward positions in Turkish lira contributed positively to the Fund’s performance. Forward positions in Chilean peso, Thai baht, Colombian peso, Korean won, South African rand, Euro, Brazilian real and Mexican peso detracted. Forwards as a whole had a slight negative impact on the Fund’s positive performance for the period.

For more information or to access investment and market insights, visit our web site or subscribe to our commentaries. To review timely updates related to emerging markets bonds and to subscribe to our updates, please visit www.vaneck.com/blogs/emerging-markets-bonds.

We thoroughly appreciate your participation in the VanEck VIP Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company

4

charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes.

An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by emerging markets governments.
5

VANECK VIP EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2020 (unaudited)

Average Annual Total Return 12/31/20	Fund Initial Class	50% GBI-EM 50% EMBI	GBI-EM	EMBI
One Year	8.92%	4.04%	2.69%	5.26%
Five Year	6.58%	6.98%	6.72%	7.08%
Ten Year	2.39%	3.90%	1.49%	6.22%

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and a broad-based market index.	Hypothetical Growth of $10,000

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The 50/50 benchmark (“the Index”) is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified and 50% J.P. Morgan Government

6

Bond Index-Emerging Markets Global Diversified (GBI-EM) (reflects no deduction for expenses or taxes).

J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S.-dollar emerging markets debt benchmark (reflects no deduction for expenses or taxes).

The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries (reflects no deduction for expenses or taxes).

7

VANECK VIP EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2020 - December 31, 2020
Actual	$1,000.00	$1,138.90	1.10%	$5.91
Hypothetical**	$1,000.00	$1,019.61	1.10%	$5.58

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2020), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

Principal Amount			Value

CORPORATE BONDS: 19.9%
Burkina Faso: 1.2%
USD	256,000	IAMGOLD Corp. 144A 5.75%, 10/15/28 †	$260,160
China / Hong Kong: 3.5%
		China Evergrande Group Reg S
	264,000	9.50%, 03/29/24	231,661
	39,000	12.00%, 01/22/24	37,111
	226,000	Kaisa Group Holdings Ltd. Reg S 10.50%, 01/15/25	226,643
	236,000	Yuzhou Group Holdings Co. Ltd. Reg S 7.38%, 01/13/26	253,995
			749,410
Cyprus: 1.2%
	38,000	MHP Lux SA 144A 6.25%, 09/19/29	39,140
	200,000	MHP Lux SA Reg S 6.25%, 09/19/29	206,000
			245,140
Georgia: 1.1%
	233,000	Georgia Global Utilities JSC 144A 7.75%, 07/30/25	237,725
Ghana: 0.8%
	182,000	Tullow Oil Plc 144A 7.00%, 03/01/25	121,940
	66,000	Tullow Oil Plc Reg S 7.00%, 03/01/25	44,220
			166,160
Mauritius: 1.3%
		IHS Netherlands Holdco BV 144A
	106,000	7.13%, 03/18/25	111,565
	143,000	8.00%, 09/18/27	154,797
			266,362
Mexico: 0.9%
	159,000	Cemex SAB de CV 144A 7.38%, 06/05/27	181,141
	120,000	Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *	35
			181,176

See Notes to Financial Statements

10

Principal Amount			Value

Moldova: 1.2%
USD	227,000	Aragvi Finance International DAC 144A 12.00%, 04/09/24	$248,281
Singapore: 0.6%
	120,000	Yanlord Land HK Co. Ltd. Reg S 6.80%, 02/27/24	126,750
South Africa: 2.3%
	49,000	Eskom Holdings SOC Ltd. 144A 7.13%, 02/11/25	50,311
	416,000	Eskom Holdings SOC Ltd. Reg S 7.13%, 02/11/25	427,128
			477,439
South Korea: 0.7%
	138,000	POSCO Reg S 2.75%, 07/15/24	146,111
Ukraine: 1.1%
	45,000	Kernel Holding SA 144A 6.50%, 10/17/24	47,869
	173,000	Metinvest BV Reg S 8.50%, 04/23/26	195,057
			242,926
United Arab Emirates: 1.0%
	222,000	Alpha Star Holding III Ltd. Reg S 6.25%, 04/20/22	219,225
United Kingdom: 0.8%
	134,000	Hutchison Whampoa Finance CI Ltd. Reg S 7.50%, 08/01/27	180,630
United States: 2.2%
	165,000	AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	178,720
	267,000	Mong Duong Finance Holdings BV 144A 5.13%, 05/07/29	281,144
			459,864
Total Corporate Bonds (Cost: $4,150,926)			4,207,359

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

GOVERNMENT OBLIGATIONS: 72.0%
Brazil: 4.4%
		Brazil Notas do Tesouro Nacional, Series F
BRL	2,308,000	10.00%, 01/01/25	$514,068
	1,824,000	10.00%, 01/01/27	415,513
			929,581
Chile: 1.5%
CLP	230,000,000	Bonos de la Tesoreria de la Republica Reg S 144A 2.80%, 10/01/33	312,998
China / Hong Kong: 6.8%
		China Government Bonds
CNY	3,120,000	2.68%, 05/21/30	457,857
	2,580,000	2.85%, 06/04/27	387,688
	1,250,000	3.02%, 10/22/25	191,841
	2,560,000	3.81%, 09/14/50	397,558
			1,434,944
Colombia: 2.0%
COP	1,310,000,000	Colombian TES 6.25%, 11/26/25	420,368
Czech Republic: 1.8%
CZK	8,620,000	Czech Republic Government Bond Reg S 0.95%, 05/15/30	391,176
Dominican Republic: 1.4%
DOP	5,500,000	Dominican Republic International Bond 144A 9.75%, 06/05/26	101,880
	10,920,000	Dominican Republic International Bond Reg S 8.90%, 02/15/23	193,842
			295,722
Egypt: 1.4%
USD	282,000	Egypt Government International Bond 144A 5.25%, 10/06/25	300,288
Hungary: 1.4%
HUF	80,040,000	Hungary Government Bond 3.00%, 10/27/27	295,678
Indonesia: 7.3%
		Indonesia Treasury Bonds
IDR	3,865,000,000	6.50%, 06/15/25	290,260
	4,028,000,000	7.00%, 05/15/27	309,430
	6,805,000,000	7.00%, 09/15/30	525,268
	5,249,000,000	7.50%, 06/15/35	415,624
			1,540,582

See Notes to Financial Statements

12

Principal Amount			Value

Jordan: 2.2%
USD	51,000	Jordan Government International Bond 144A 4.95%, 07/07/25	$54,273
	388,000	Jordan Government International Bond Reg S 4.95%, 07/07/25	412,897
			467,170
Laos: 2.1%
	212,000	Laos Government International Bond 144A 6.88%, 06/30/21	190,427
	291,000	Laos Government International Bond Reg S 6.88%, 06/30/21	261,290
			451,717
Malaysia: 1.9%
		Malaysia Government Bonds
MYR	634,000	3.83%, 07/05/34	167,951
	899,000	3.96%, 09/15/25	241,718
			409,669
Maldives: 0.4%
USD	97,000	Republic of Maldives Ministry of Finance and Treasury Bond Reg S 7.00%, 06/07/22	82,935
Mexico: 8.3%
MXN	8,820,000	Mexican Bonos 5.75%, 03/05/26	463,629
		Petróleos Mexicanos
USD	395,000	6.49%, 01/23/27	417,712
	232,000	6.63%, 06/15/35	230,041
	157,000	6.88%, 08/04/26	171,758
MXN	11,080,000	7.47%, 11/12/26	465,116
			1,748,256
Peru: 4.2%
		Peru Government Bonds
PEN	1,950,000	5.40%, 08/12/34	594,803
	582,000	6.15%, 08/12/32	195,697
	358,000	Peru Government International Bond Reg S 5.35%, 08/12/40	102,994
			893,494
Philippines: 3.2%
		Philippine Government International Bonds
PHP	18,638,000	3.90%, 11/26/22	396,668
	10,710,000	6.25%, 01/14/36	286,482
			683,150

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Poland: 1.4%
PLN	970,000	Republic of Poland Government Bond 2.50%, 07/25/27	$289,175
Romania: 2.4%
RON	1,910,000	Romania Government Bond 3.65%, 07/28/25	501,064
Russia: 3.9%
		Russian Federal Bonds
RUB	28,042,000	6.00%, 10/06/27	386,638
	28,567,000	7.65%, 04/10/30	436,369
			823,007
South Africa: 3.3%
ZAR	10,750,000	Republic of South Africa Government Bond 8.00%, 01/31/30 (a)	698,560
Sri Lanka: 0.9%
USD	230,000	Sri Lanka Government International Bond Reg S 6.25%, 07/27/21	200,187
Suriname: 2.7%
	885,000	Republic of Suriname International Bond Reg S 9.25%, 10/26/26	567,993
Thailand: 2.5%
		Thailand Government Bonds
THB	6,321,000	1.60%, 12/17/29	219,368
	7,632,000	3.30%, 06/17/38	317,441
			536,809
Turkey: 2.9%
USD	584,000	Turkey Government International Bond 6.63%, 02/17/45	612,762
United Arab Emirates: 0.5%
	93,000	Abu Dhabi Government International Bond 144A 2.50%, 09/30/29	100,572
Uruguay: 1.2%
UYU	10,137,000	Uruguay Government International Bond Reg S 8.50%, 03/15/28	251,793
Total Government Obligations
(Cost: $14,448,134)			15,239,650

See Notes to Financial Statements

14

Number of Shares		Value

COMMON STOCK: 0.0%
Mexico: 0.0% (Cost: $0)
3,236	Corp. GEO SAB de CV * # ∞	$0

MONEY MARKET FUND: 5.5% (Cost: $1,165,900)
1,165,900	Invesco Treasury Portfolio—Institutional Class	1,165,900
Total Investments: 97.4% (Cost: $19,764,960)		20,612,909
Other assets less liabilities: 2.6%		552,559
NET ASSETS: 100.0%		$21,165,468

Definitions:

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Footnotes:

(a)	All or a portion of these securities are segregated as collateral for foreign forward currency contracts.
(d)	Security in default
*	Non-income producing
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Security fully or partially on loan. Total market value of securities on loan is $180,893.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $0 which represents 0.0% of net assets.

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,794,511, or 13.2% of net assets.

Schedule of Open Forward Foreign Currency Contracts—December 31, 2020

Counterparty	Currency to be sold		Currency to be purchased		Settlement Dates	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Company	BRL	2,111,226	USD	408,915	1/25/2021	2,511
State Street Bank & Trust Company	MXN	9,255,751	USD	460,029	1/25/2021	(4,033)
State Street Bank & Trust Company	ZAR	4,520,091	USD	306,686	1/25/2021	(13)
State Street Bank & Trust Company	ZAR	5,454,245	USD	366,714	1/25/2021	(3,370)
State Street Bank & Trust Company	MXN	9,130,584	USD	450,526	1/25/2021	(7,260)
State Street Bank & Trust Company	COP	1,264,865,600	USD	366,734	1/25/2021	(3,612)
State Street Bank & Trust Company	BRL	2,713,772	USD	523,793	1/25/2021	1,401
State Street Bank & Trust Company	CLP	218,534,960	USD	305,900	1/28/2021	(1,636)
Net unrealized depreciation on forward foreign currency contracts						(16,012)

See Notes to Financial Statements

16

Summary of Investments by Sector	% of Investments	Value
Basic Materials	2.9%	$601,328
Consumer, Non-cyclical	1.4	293,009
Diversified	0.9	180,630
Energy	0.8	166,160
Financial	6.5	1,343,666
Government	73.9	15,239,650
Industrial	2.2	447,538
Utilities	5.7	1,175,028
Money Market Fund	5.7	1,165,900
	100.0%	$20,612,909

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Bonds*	$—	$4,207,359	$—	$4,207,359
Government Obligations*	—	15,239,650	—	15,239,650
Common Stocks*	—	—	0	0
Money Market Fund	1,165,900	—	—	1,165,900
Total Investments	$1,165,900	$19,447,009	$0	$20,612,909

Other Financial Instruments
Forward Foreign Currency Contracts	$—	$3,912	$—	$3,912

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts	$—	$(19,924)	$—	$(19,924)

*	See Schedule of Investments for geographic sector breakouts

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments, at value (Cost $19,764,960) (1)	$20,612,909
Receivables:
Investment securities sold	324,419
Shares of beneficial interest sold	189,847
Dividends and interest	373,776
Foreign tax reclaim	4,538
Prepaid expenses	3,082
Unrealized appreciation on forward foreign currency contracts	3,912
Other assets	2,374
Total assets	21,514,857
Liabilities:
Payables:
Investment securities purchased	228,484
Shares of beneficial interest redeemed	674
Due to Adviser	1,025
Due to custodian	19,068
Deferred Trustee fees	15,574
Accrued expenses	64,640
Unrealized depreciation on forward foreign currency contracts	19,924
Total liabilities	349,389
NET ASSETS	$21,165,468
Shares of beneficial interest outstanding	2,397,653
Net asset value, redemption and offering price per share	$8.83
Net Assets consist of:
Aggregate paid in capital	$22,086,346
Total distributable earnings (loss)	(920,878)
$21,165,468
(1) Value of securities on loan	$180,893

See Notes to Financial Statements

18

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends (net of foreign taxes withheld of $1,080)	$3,660
Interest (net of foreign taxes withheld of $13,089)	1,567,592
Securities lending income	1,925
Total income	1,573,177
Expenses:
Management fees	191,304
Transfer agent fees	22,121
Custodian fees	20,828
Professional fees	96,514
Reports to shareholders	23,741
Insurance	6,002
Trustees’ fees and expenses	2,374
Interest	383
Other	2,167
Total expenses	365,434
Waiver of management fees	(154,681)
Net expenses	210,753
Net investment income	1,362,424
Net realized loss on:
Investments (net of foreign taxes of $2,794)	(371,148)
Forward foreign currency contracts	(15,790)
Foreign currency transactions and foreign denominated assets and liabilities	(25,278)
Net realized loss	(412,216)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $5,986)	665,798
Forward foreign currency contracts	(16,012)
Foreign currency transactions and foreign denominated assets and liabilities	1,874
Net change in unrealized appreciation (depreciation)	651,660
Net Increase in Net Assets Resulting from Operations	$1,601,868

See Notes to Financial Statements

19

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$1,362,424	$1,538,298
Net realized gain (loss)	(412,216)	509,888
Net change in unrealized appreciation (depreciation)	651,660	434,867
Net increase in net assets resulting from operations	1,601,868	2,483,053
Distributions to shareholders:
From distributable earnings	(1,386,895)	(74,755)
Share transactions*:
Proceeds from sale of shares	5,223,806	3,868,075
Reinvestment of dividends and distributions	1,386,895	74,755
Cost of shares redeemed	(6,906,509)	(6,710,717)
Net decrease in net assets resulting from share transactions	(295,808)	(2,767,887)
Total decrease in net assets	(80,835)	(359,589)
Net Assets:
Beginning of year	21,246,303	21,605,892
End of year	$21,165,468	$21,246,303
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	625,283	463,835
Shares reinvested	167,096	9,184
Shares redeemed	(834,186)	(816,298)
Net decrease	(41,807)	(343,279)

See Notes to Financial Statements

20

VANECK VIP EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.71	$7.76	$8.90	$8.12	$7.63
Income from investment operations:
Net investment income	0.59 (b)	0.61 (b)	0.47 (b)	0.60 (b)	0.36
Net realized and unrealized gain (loss) on investments	0.15	0.37	(0.97)	0.37	0.13
Total from investment operations	0.74	0.98	(0.50)	0.97	0.49
Less distributions from:
Net investment income	(0.62)	(0.03)	(0.64)	(0.19)	—
Net asset value, end of year	$8.83	$8.71	$7.76	$8.90	$8.12
Total return (a)	8.92%	12.61%	(6.14)%	12.24%	6.42%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$21,165	$21,246	$21,606	$27,046	$26,977
Ratio of gross expenses to average net assets	1.91%	1.92%	1.67%	1.57%	1.34%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	7.12%	7.33%	5.80%	7.04%	4.06%
Portfolio turnover rate	248%	276%	286%	586%	595%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding

See Notes to Financial Statements

21

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Bond Fund (formerly known as VIP Unconstrained Emerging Markets Bond Fund) (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Fund’s Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (as described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities
22

traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (“the Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.
23

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
24

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of these disclosures are found below as well as in the Schedule of Investments.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statement of Operations. During the year ended December 31, 2020, the Fund held forward foreign currency contracts for 11 months. The average amount purchased and sold (in U.S. dollars) were $422,157 and $425,802, respectively. Forward foreign currency contracts held at December 31, 2020 are reflected in the Schedule of Open Forward Foreign Currency Contracts.

At December 31, 2020, the Fund held the following derivative instruments (not designated as hedging instruments under GAAP):

	Asset Derivatives	Liability Derivatives
	Foreign Currency Risk	Foreign Currency Risk
Forward foreign currency contracts[1]	$3,912	$(19,924)

[1]	Statement of Assets and Liabilities location: Net unrealized appreciation and depreciation on forward foreign currency contracts
25

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The impact of transactions in derivative instruments during the year ended December 31, 2020, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contacts[2]	$(15,790)
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[3]	$(16,012)

[2]	Statement of Operations location: Net realized loss on forward foreign currency contracts
[3]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2020 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 8 (Securities Lending).

Additionally, the Fund presents derivative instruments on a gross basis in the Statement of Assets and Liabilities. The table below includes both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2020. The total amount of collateral reported, if any, is limited to the net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount

Foreign forward currency contracts	$3,912	$(3,912)	$—	$—	$—
26

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Pledged	Net Amount
Foreign forward currency contracts	$(19,924)	$3,912	($16,012)	$16,012	$—

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are determined based on the specific identification method.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income on the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2021, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. Refer to the Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2020.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

27

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2020, the aggregate shareholder accounts of four insurance companies owned approximately 48%, 20%, 11%, and 10% of the Fund’s outstanding shares of beneficial interest.

Note 4—Investments—For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $43,459,929 and $45,904,238, respectively.

Note 5—Income Taxes—As of December 31, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$19,764,371	$1,063,021	$(214,483)	$848,538

At December 31, 2020, the components of accumulated distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$1,001,370	$(2,752,949)	$(15,574)	$846,275	$(920,878)

The tax character of dividends paid to shareholders were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$1,386,895	$74,755

At December 31, 2020, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(2,670,147)	$(82,802)	$(2,752,949)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2020, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by

28

applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

29

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2020 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following

30

is a summary of the Fund’s securities on loan and related collateral as of December 31, 2020:

Market Value
of Securities	Cash	Non-Cash
on Loan	Collateral	Collateral	Total Collateral
$180,893	$—	$188,070	$188,070

Note 9—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2020, the average daily loan balance during the 43-day period of which a loan was outstanding amounted to $184,224 and the average interest rate was 1.91%. At December 31, 2020, the Fund had no outstanding borrowings under the Facility.

Note 10—Recent Accounting Pronouncements—The Funds adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material effect on the financial statements and related disclosures.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

31

VANECK VIP EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck VIP Emerging Markets Bond Fund and the Board of Trustees of VanEck VIP Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Emerging Markets Bond Fund (the “Fund”) (one of the series constituting VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Emerging Markets Bond Fund (one of the series constituting VanEck VIP Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and

32

performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 12, 2021

33

VANECK VIP EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020. Please consult your tax advisor for proper treatment of this information.

Record Date:	08/26/2020
Payable Date:	08/27/2020
Ordinary Income Paid Per Share	$0.617700
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%	*
Foreign Source Income	100.00%	*
Foreign Taxes Paid Per Share	$0.011111
*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

34

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited)

Trustee Information

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2021, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957 (A)(G)(I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

				Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	67	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
35

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995)	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	67	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:

Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	67	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee.
36

Officer Information

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
37

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
38

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPUEMBAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that R. Alastair Short, member of the Audit Committee, is an “audit committee financial expert” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Effective January 1, 2021, Jane Pigott and Jon Lukomnik, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2) and R. Alastair Short is no longer a member of the Audit Committee.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)

Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or servics that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2020 and December 31, 2019, were $124,740 and $121,750, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2020 and December 31, 2019, were $36,538 and $32,098, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of two Independent Trustees. Jon Lukomnik and R. Alastair Short currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Effective January 1, 2021, R. Alastair Short is no longer a member of the Audit Committee. Two Independent Trustees: Jon Lukomnik and Jane Pigott serve as members of the Audit Committee. Mr. Lukomnik is the new Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date March 1, 2021

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 1, 2021